UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

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CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03343

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Sit Large Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end:      June 30, 2022

Date of reporting period:   June 30, 2022

Item 1:     Reports to Stockholders

Annual Report June 30, 2022 Balanced Fund Dividend Growth Fund Global Dividend Growth Fund Large Cap Growth Fund ESG Growth Fund Mid Cap Growth Fund Small Cap Dividend Growth Fund Small Cap Growth Fund International Growth Fund Developing Markets Growth Fund Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

August 5, 2022

Dear Fellow Shareholders:

The S&P 500® Index posted its worst first-half loss since 1970 and worst rolling six-month loss since 2009, down -20% year to date through June 30, 2022. Despite prevailing negative investor sentiment, we believe risk/reward on stocks is attractive, as valuations now largely discount a significantly more challenging economic backdrop than what may actually transpire.

Economic Summary

Recent reports show U.S. economic growth slowed sharply in the second quarter of 2022, as domestic demand faltered under the strain of high inflation, rising interest rates, and elevated uncertainty. Manufacturing output also fell to its lowest level since 2020 due to the ongoing consumer shift to services, the knock-on effects of the war in Ukraine, Covid-19 lockdowns in China, slowing global growth, and the negative impact of the stronger U.S. dollar on export demand. Moreover, the spike in mortgage rates has cooled demand for single-family homes, though selling prices remain near record highs. Still, marginally positive GDP growth based on earlier strength may enable the U.S. to barely dodge a technical recession in the second quarter. Also, the macro setting is not all doom and gloom: household and corporate balance sheets are healthy; pent-up demand remains unsatiated; consumers still have sizable excess savings; and labor market dynamics are favorable. Our base case, therefore, is that a “soft landing” may occur as inflation recedes, allowing the Federal Reserve (Fed) to pause further rate hikes before the fallout in the economy is too severe to avoid a recession. Regardless, even if an inflation-driven recession occurs, it should prove shallower and less destructive than the debt-driven downturns of 2001 and 2007.

The Fed has raised the fed funds rate by 150 basis points since mid-March and is now signaling a peak rate of about +3.8% in 2023. It has also begun to unwind its bloated balance sheet, adding another headwind to economic growth. Thankfully, inflation is showing signs of peaking, if not receding, as global demand slows and supply chains begin to recover. The San Francisco Fed estimates supply factors explain half of the run-up in consumer inflation over the past year. Prevailing supply risks include China’s zero-Covid-19 policies, a West Coast port strike, and Russia’s weaponization of energy exports. Nonetheless, the Fed can do little to affect supply by tightening; it can only dampen demand. Moreover, the Fed’s lifting of interest rates as the economy slows raises the risk of a policy mistake considerably. Further, earlier rate hikes by other central banks and the economy’s self-correcting mechanisms are already performing much of the Fed’s work. Historically, the Fed tends to overtighten as it targets a lagging indicator (i.e., inflation), without knowing the full impact of rate hikes on the economy for 9 to 12 months. The Fed fears a prolonged period of stagflation, rightfully so, and will risk pushing the economy into recession to bring elevated inflation to heel. Be that as it may, fed fund futures now infer the Fed will reverse course and begin cutting interest rates by mid-2023.

Outside the U.S., recession risks are rising rapidly in the Euro Area, as high energy costs spill into core inflation, consumers curb nonessential spending, export demand slows, and financial conditions tighten. In addition, recent data points to a sharp slowdown in the manufacturing sector, leaving GDP growth highly reliant on services. Inflationary pressures, exacerbated by the conflict in Ukraine and the depreciating euro, will also force the European Central Bank to lessen monetary accommodation, raising the risk of stagflation. There is also a risk the region could face a full-blown energy crisis, if Russia continues to weaponize its natural gas exports in retaliation for the sanctions imposed on it by the West and their military support to Ukraine. On a brighter note, fiscal measures are mitigating the impact of high energy prices, household balance sheets are healthy, the labor market is solid, and China’s stimulus should help on the export front. Economic activity in China improved modestly in May after a deep contraction in April, when the country’s largest city, Shanghai, was in a total lockdown and Covid-19-induced restrictions disrupted supply chains. Recent data indicate further recovery in June, thanks to the reopening of Shanghai at the start of the month. While rolling lockdowns may still happen under China’s zero-Covid-19 policy, we believe a repeat of a Shanghai-style lockdown (i.e., 25 million population locked down for over two months) is less likely, given the government’s faster response to Covid-19 outbreaks. As year-to-date real GDP growth is way below the annual target, a policy easing cycle is firmly in place. In a still-benign inflation environment, monetary policy has been accommodative, as seen in the May interest rate cut. Fiscal stimulus is also gathering speed, helping infrastructure spending and auto demand. However, with economic momentum still weak, confidence low, and global demand weakening, more robust policy support may be warranted to move the economy closer to the growth target.

Equity Strategy

Following the steep correction in stocks during the first half of 2022, we believe valuations now discount a mild downturn or stagflation scenario over the next twelve to eighteen months. Despite the +7.3% rise in forecasted next-twelve-month earnings, the S&P 500® Index’s forward price-to-earnings (PE) multiple contracted with the climb in the 10-year Treasury yield and is now back to its 20-year mean of 15.7 times. While equity valuations appear increasingly attractive, downward earnings revisions are likely on the horizon, based on weaker economic activity and the rapid increase in the

2	SIT MUTUAL FUNDS ANNUAL REPORT

U.S. dollar, which will pressure the earnings of U.S. multinational firms. Record profit margins are also at risk, as the stimulus-led demand surge and newfound pricing power continue to unwind. Yet, PE contraction may reverse, if earnings are not as bad as feared and as investors anticipate lower interest rates. While we expect investor sentiment to improve once investors believe the Fed will go “on hold,” it would likely take a litany of proof showing inflationary pressures have abated or a broad economic downturn to trigger a Fed policy about-face.

In terms of strategy, we believe diversification and an emphasis on quality stocks are appropriate within the Sit equity Funds, as market volatility will likely persist against a backdrop of tightening Fed policy, decelerating corporate earnings growth, and continued geopolitical tensions. Quality, as we define it, refers to companies with visible earnings growth, strong balance sheets, free cash flow generation, and proven management teams. Notably, the broad-based correction in equity markets during the first half of 2022, driven entirely by multiple compression, has presented opportunities to dynamically upgrade holdings to improve each Fund’s overall risk-return profile.

Portfolios remain well-diversified among sectors due to the difficulty in predicting investor sentiment and economic conditions, particularly in the near term. Therefore, all Funds have exposure to secular growth sectors (e.g., technology, health care), cyclical sectors (e.g., capital goods, financials, transports, retail), and defensive areas (e.g., utilities, consumer staples). In addition to these groups, we have been adding to energy, as supply constraints, driven partly by years of underinvestment, should support a lasting period of elevated energy prices to benefit resource producers. Defense stocks are also attractive, as the Russia-Ukraine conflict has raised the prospect of a sharp uptick in U.S. defense spending and an unprecedented increase in European spending over the next several years. As more clarity on the economic backdrop emerges, we will look towards more aggressive sector allocations. In the meantime, stock selection remains our investment focus.

Regardless of sector, we believe dividend-paying growth stocks have particular appeal currently. A diversified portfolio of quality, growth-oriented dividend-paying companies offers investors an opportunity to participate in a market rebound, while also providing some downside protection if market fundamentals remain challenging. Dividend payout ratios remain relatively depressed, and we expect solid dividend increases in the near term, even if earnings growth slows for most companies. In this regard, dividend-paying growth stocks represent a “hedge” (i.e., through earnings growth and dividends) if inflation remains elevated. Finally, we suspect that a combination of slower economic growth and higher interest rates will result in modest equity returns in the long run. If this assumption proves correct, dividends will be increasingly viewed as an important source of return, perhaps even greater than the 40% to 45% long-term average.

In international Funds, we are overweight South Korea, Singapore, India, and Mexico due to relatively strong economic and earnings growth prospects. We maintain a balanced portfolio of cyclical and growth stocks, plus consumer staples. Holdings include economic beneficiaries, such as financials, e-commerce, gaming, and Covid-19 reopening plays, in addition to technology and material stocks, which will benefit from the secular global transition to renewable energy. We are also overweight Chinese equities. Following disastrous first quarter 2022 performance, the MSCI China Index reversed in the second quarter on stabilizing Covid-19 cases, stimulus, and improving investor sentiment. As a result, the Index ended the first half of 2022 outperforming the MSCI World and Emerging Market indices. The rally since mid-March was led by internet names, as investors started to believe the worst of regulatory tightening was over. Post the recent re-rating, valuation is still reasonable, hovering around the historical level at less than 12 times forward earnings. Along with the expected improving economy and positive policy backdrop, we are cautiously optimistic about China. However, high volatility may remain, given ongoing Covid-19 uncertainties, Fed tightening, and geopolitical tensions. We continue to like the internet names and favor buy-on-the-dip for reopening trades and carbon-neutral themed names.

Roger J. Sit

Chairman, President, CEO and Global CIO

JUNE 30, 2022	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

Fund Performance

The Sit Balanced Fund’s return for the 12-month period ended June 30, 2022 was -14.87%. The S&P 500® Index return was -10.62% over the period, while the Bloomberg Aggregate Bond Index fell -10.29%.

Factors that Influenced the Fund’s Performance

During the twelve months ended June 30, 2022, the fixed income portion of the Fund outperformed the Bloomberg Aggregate Bond Index. Outperformance was driven by an income advantage, strong performance from positions in U.S. Treasury Inflation Protected securities (TIPs), and a portfolio duration less than its benchmark as rates rose rapidly in 2022. In the second half of 2021, overweights in TIPs and the taxable municipal and corporate bond sectors contributed positively to performance, as U.S. consumers, flush with cash, unleashed a wave of pent-up demand that also drove inflationary pressures. Late in 2021, Federal Reserve members turned hawkish, finally acknowledging the risks posed by persistent inflation. Consequently, we positioned the portfolio defensively against rising interest rates and continued elevated inflation readings. In 2022, the Fed followed through on its vow to fight inflation, hiking the fed funds rate by 25 basis points in March, 50 basis points in May, and 75 basis points in June, resulting in a dramatic increase in yields and historically bad performance for the bond market. The first six months of 2022 produced a return of -10.35% for the fixed-income benchmark, the worst first-half return since 1975. The underperformance of the equity portion of the Fund during the period was largely due to negative stock selection and sector overweighting in technology services and underweighting the energy minerals sector. Offsetting this, the Fund’s overweight in the health services sector and its stock selection in the retail trade sector added to returns.

Outlook and Positioning

We view some of the recent rise in U.S. Treasury yields as overdone. Accordingly, we have selectively moved the portfolio’s duration higher to be closer to its index. We are concerned that the Fed is trying to combat inflation through policies that shrink demand, increasing the risk of recession. We believe higher prices stemming from supply shortages cannot be remedied with higher interest rates, and policies to increase supply would be a better solution for combating inflation. Yet, we believe the worst should be over for bond investors and yields will likely peak soon. We have reduced exposure to floating rate securities as well as corporate bonds due to recession risks, favoring the taxable municipal

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Bloomberg Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Bloomberg Aggregate Bond Index is an unmanaged market value weighted index which measures the performance of investment grade debt securities with maturities of at least one year. It is not possible to invest directly in an index. This is the primary index for the fixed income portion of the Fund.

sector, which tends to outperform during periods of declining economic activity. We expect some potential weakness in the mortgage sector going forward, as the Fed reduces its mortgage holdings. In the equity portion of the Fund, we have maintained a large overweight position in technology companies that should benefit from emerging secular trends, high switching costs, and strong pricing power. With the recent market downturn, the Fund is looking to increase its exposure to high quality, secular growth companies trading at attractive valuations.

As of June 30, 2022, the asset allocation of the Fund was 60.3% equity, 35.3% fixed income, and 4.4% cash and equivalents.

Roger J. Sit

Bryce A. Doty

Ronald D. Sit

Portfolio Managers

Information on this page is unaudited.

4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2022

	Sit Balanced Fund	S&P 500® Index[1]	Bloomberg Aggregate Bond Index[2]
One Year	-14.87%	-10.62%	-10.29%
Five Year	7.40	11.31	0.88
Ten Year	8.32	12.96	1.54
Since Inception (12/31/93)	7.03	9.71	4.56

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Bloomberg Aggregate Bond Index is an unmanaged market value weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 6/30/22:	$26.86	Per Share
Net Asset Value 6/30/21:	$32.85	Per Share
Net Assets:	$48.1	Million

TOP HOLDINGS

Top Equity Holdings:

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	UnitedHealth Group, Inc.

5.	Amazon.com, Inc.

Top Fixed Income Holdings:

1.	U.S. Treasury Inflation Bonds, 0.13%, 1/15/23

2.	U.S. Treasury Notes, 1.88%, 2/28/27

3.	JP Morgan Mortgage Trust, 1.43%, 7/25/52

4.	JP Morgan Mortgage Trust, 1.63%, 8/25/52

5.	Oregon State Fac. Auth., 2.68%, 7/1/31

Based on net assets as of June 30, 2022.

FUND DIVERSIFICATION

Based on net assets as of June 30, 2022.

Information on this page is unaudited.

JUNE 30, 2022	5

SCHEDULE OF INVESTMENTS

June 30, 2022

Sit Balanced Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 60.3%

Communications - 0.9%
American Tower Corp.	1,675	428,113

Consumer Durables - 0.5%
YETI Holdings, Inc. *	5,500	237,985

Consumer Non-Durables - 3.0%
Constellation Brands, Inc.	2,275	530,212
Estee Lauder Cos., Inc. - Class A	1,635	416,385
Mondelez International, Inc.	3,400	211,106
PepsiCo, Inc.	1,825	304,154

		1,461,857

Consumer Services - 2.3%
McDonald’s Corp.	2,000	493,760
Visa, Inc.	3,100	610,359

		1,104,119

Electronic Technology - 9.1%
Apple, Inc.	16,450	2,249,044
Applied Materials, Inc.	5,135	467,182
Broadcom, Inc.	1,665	808,874
NVIDIA Corp.	4,200	636,678
Qualcomm, Inc.	1,625	207,578

		4,369,356

Energy Minerals - 1.1%
ConocoPhillips	5,775	518,653

Finance - 3.5%
Ameriprise Financial, Inc.	1,400	332,752
Chubb, Ltd.	1,400	275,212
First Republic Bank	1,750	252,350
Goldman Sachs Group, Inc.	1,600	475,232
JPMorgan Chase & Co.	2,925	329,384

		1,664,930

Health Services - 3.8%
Centene Corp. *	3,150	266,522
HCA Healthcare, Inc.	2,200	369,732
UnitedHealth Group, Inc.	2,350	1,207,030

		1,843,284

Health Technology - 5.9%
Abbott Laboratories	3,550	385,708
AbbVie, Inc.	1,250	191,450
Baxter International, Inc.	4,375	281,006
Dexcom, Inc. *	5,260	392,028
Johnson & Johnson	3,000	532,530
Medtronic, PLC	4,600	412,850
Thermo Fisher Scientific, Inc.	1,200	651,936

		2,847,508

Industrial Services - 0.4%
Cheniere Energy, Inc.	1,325	176,265

Process Industries - 1.9%
Darling Ingredients, Inc. *	3,525	210,795
Linde, PLC	1,225	352,224
Sherwin-Williams Co.	1,625	363,854

		926,873

Name of Issuer	Quantity	Fair Value ($)

Producer Manufacturing - 3.9%
Honeywell International, Inc.	1,800	312,858
Motorola Solutions, Inc.	1,400	293,440
Northrop Grumman Corp.	875	418,749
Parker-Hannifin Corp.	1,350	332,167
Safran SA, ADR	11,550	285,747
Siemens AG, ADR	5,175	264,339

		1,907,300

Retail Trade - 6.6%
Amazon.com, Inc. *	11,200	1,189,552
CVS Health Corp.	5,800	537,428
Home Depot, Inc.	2,050	562,254
Lululemon Athletica, Inc. *	775	211,273
TJX Cos., Inc.	6,550	365,817
Ulta Beauty, Inc.*	795	306,457

		3,172,781

Technology Services - 15.1%
Accenture, PLC	2,025	562,241
Adobe, Inc. *	1,050	384,363
Alphabet, Inc. - Class A *	620	1,351,141
Alphabet, Inc. - Class C *	205	448,427
Atlassian Corp., PLC *	2,000	374,800
Autodesk, Inc. *	1,900	326,724
Dynatrace, Inc. *	5,975	235,654
Intuit, Inc.	1,200	462,528
Microsoft Corp.	7,800	2,003,274
Paycom Software, Inc. *	600	168,072
PayPal Holdings, Inc. *	1,675	116,982
Salesforce, Inc. *	3,650	602,396
ServiceNow, Inc. *	560	266,291

		7,302,893

Transportation - 1.6%
FedEx Corp.	1,425	323,062
Union Pacific Corp.	2,050	437,224

		760,286

Utilities - 0.7%
NextEra Energy, Inc.	4,140	320,684

Total Common Stocks (cost: $18,765,680)		29,042,887

Name of Issuer	Principal Amount ($)	Fair Value ($)

Bonds - 33.9%

Asset-Backed Securities - 0.5%

OSCAR US Funding Trust VII, LLC 2017-2A A4, 2.76%, 12/10/24 [4]	6,547	6,547

Small Business Administration:
2008-20A 1, 5.17%, 1/1/28	18,022	18,299
2007-20H 1, 5.78%, 8/1/27	15,942	16,247

Towd Point Mortgage Trust:
2020-MH1 A1A, 2.18%, 2/25/60 1,[4]	106,897	101,213
2019-MH1 A2, 3.00%, 11/25/58 1,[4]	100,000	96,273

		238,579

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Fair Value ($)

Collateralized Mortgage Obligations - 7.0%

Fannie Mae:
2017-84 JP, 2.75%, 10/25/47	18,957	17,974
2003-34 A1, 6.00%, 4/25/43	26,694	28,208
2004-T1 1A1, 6.00%, 1/25/44	16,582	17,490
1999-17 C, 6.35%, 4/25/29	6,255	6,589
2001-82 ZA, 6.50%, 1/25/32	9,684	10,279
2009-30 AG, 6.50%, 5/25/39	29,448	31,808
2013-28 WD, 6.50%, 5/25/42	28,693	31,430
2004-T1 1A2, 6.50%, 1/25/44	48,831	52,333
2004-W9 2A1, 6.50%, 2/25/44	28,838	30,795
2010-108 AP, 7.00%, 9/25/40	496	527
2004-T3 1A3, 7.00%, 2/25/44	5,594	6,099
1993-21 KA, 7.70%, 3/25/23	2,319	2,340

Freddie Mac:
4293 BA, 5.33%, 10/15/47 [1]	8,683	9,102
2122 ZE, 6.00%, 2/15/29	36,904	39,189
2126 C, 6.00%, 2/15/29	22,189	23,419
2480 Z, 6.00%, 8/15/32	24,810	26,360
2485 WG, 6.00%, 8/15/32	24,329	26,017
2575 QE, 6.00%, 2/15/33	10,860	11,549
2980 QA, 6.00%, 5/15/35	11,879	12,724
2283 K, 6.50%, 12/15/23	1,169	1,188
2357 ZJ, 6.50%, 9/15/31	16,702	17,645
4520 HM, 6.50%, 8/15/45	14,229	16,147
3704 CT, 7.00%, 12/15/36	10,372	11,569
2238 PZ, 7.50%, 6/15/30	9,189	10,115

Government National Mortgage Association:
2021-86 WB, 4.76%, 5/20/51[1]	154,073	162,143
2021-104 HT, 5.50%, 6/20/51	190,342	206,940
2021-27 AW, 5.85%, 2/20/51 [1]	205,479	230,001
2015-80 BA, 6.99%, 6/20/45 [1]	12,007	12,932
2018-147 AM, 7.00%, 10/20/48	32,553	35,708
2018-160 DA, 7.00%, 11/20/48	27,310	29,210
2014-69 W, 7.21%, 11/20/34 [1]	15,852	17,210
2013-133 KQ, 7.31%, 8/20/38 [1]	17,845	19,601
2005-74 HA, 7.50%, 9/16/35	2,141	2,206

JP Morgan Mortgage Trust:
2022-1 A11, 1.43%, 7/25/52 1, [4]	360,858	335,135
2022-2 A11, 1.63%, 8/25/52 1, [4]	339,562	319,934
2021-13 A11, 1.78%, 4/25/52 1, [4]	311,917	289,815
2021-3 A4, 2.50%, 7/25/51 1, [4]	137,335	126,949
2021-6 A4, 2.50%, 10/25/51 1, [4]	323,953	295,182
2021-13 A4, 2.50%, 4/25/52 1, [4]	299,223	272,857
2019-HYB1 A5A, 3.00%, 10/25/49 1, [4]	35,465	33,642
2020-8 A3, 3.00%, 3/25/51 1, [4]	20,048	17,910
2021-6 A12, 5.00%, 10/25/51 1, [4]	300,094	298,603

New Residential Mortgage Loan Trust:
2018-3A A1, 4.50%, 5/25/58 1, [4]	42,739	42,510

PMT Loan Trust:
2013-J1 A11, 3.50%, 9/25/43 1, [4]	30,223	28,521

Sequoia Mortgage Trust:
2020-4 A5, 2.50%, 11/25/50 1, [4]	48,421	45,838

Vendee Mortgage Trust:
1994-2 2, 5.50%, 5/15/24 [1]	762	761

Name of Issuer	Principal Amount ($)	Fair Value ($)

2008-1 B, 6.02%, 3/15/25 [1]	7,735	8,159
Wells Fargo Mortgaged Backed Securities Trust:
2020-5 A3, 2.50%, 9/25/50 1, [4]	39,695	36,483
2020-2 A17, 3.00%, 12/25/49 1, [4]	30,224	27,695
2020-2 A3, 3.00%, 12/25/49 1, [4]	6,966	6,892

		3,343,733

Corporate Bonds - 7.1%
British Airways 2020-1 Class B Pass Through Trust, 8.38%, 11/15/28 [4]	50,413	52,888
Charles Stark Draper Lab., Inc., 4.39%, 9/1/48	100,000	105,932
ConocoPhillips Co., 6.95%, 4/15/29	125,000	143,423
Consumers Energy Co., 4.35%, 8/31/64	50,000	46,272
CVS Pass-Through Trust, 7.51%, 1/10/32 [4]	123,519	134,888
Delta Air Lines 2015-1 Class AA Pass Through Trust, 3.63%, 7/30/27	125,511	118,898
Duke Energy Florida, LLC:
2.54%, 9/1/29	50,000	47,558
2.86%, 3/1/33	120,000	112,374
Entergy Louisiana, LLC, 4.95%, 1/15/45	150,000	143,311
Equifax, Inc., 3.10%, 5/15/30	100,000	88,088
Equinor ASA, 7.15%, 11/15/25	150,000	164,455
Fairfax Financial Holdings, 7.75%, 7/15/37	150,000	167,668
ITT, LLC, 7.40%, 11/15/25	25,000	26,652
Johnson & Johnson, 3.55%, 3/1/36	150,000	142,533
Lincoln National Corp., 7.00%, 6/15/40	100,000	114,620
Nationwide Mutual Insurance Co. (Subordinated), 3 Mo. Libor + 2.29, 4.12%, 12/15/24 1, [4]	195,000	195,044
Northern Trust Corp. (Subordinated), 3 Mo. Libor + 1.13, 3.38%, 5/8/32 [1]	250,000	235,703
PacifiCorp, 7.70%, 11/15/31	150,000	185,129
Polar Tankers, Inc., 5.95%, 5/10/37 [4]	100,000	105,538
Principal Financial Group, Inc., 3 Mo. Libor + 3.04%, 4.46%, 5/15/55 [1]	100,000	89,504
Security Benefit Life Insurance Co. (Subordinated), 7.45%, 10/1/33 [4]	100,000	97,106
Spirit Airlines, 4.10%, 4/1/28	111,241	106,636
Tennessee Gas Pipeline, LLC, 7.00%, 10/15/28	213,000	232,340
Tyco Intl. Finance, 3.90%, 2/14/26	200,000	192,141
United Airlines 2019-2 Class AA Pass Through Trust, 2.70%, 5/1/32	136,508	116,600
Unum Group, 7.25%, 3/15/28	25,000	27,017
West Loop BC (Subordinated), 3 Mo. Libor + 1.87, 4.00%, 12/1/27 [1]	225,000	222,884

		3,415,202

Federal Home Loan Mortgage Corporation - 0.3%
7.50%, 7/1/29	64,405	69,281
8.00%, 2/1/34	6,481	6,928
8.50%, 9/1/24	15	15
8.50%, 5/1/31	79,750	86,417

		162,641

Federal National Mortgage Association - 1.4%
5.50%, 10/1/33	36,382	37,873
5.50%, 8/1/56	179,369	194,851
6.00%, 7/1/41	170,630	184,404
6.50%, 2/1/24	3,254	3,279

See accompanying notes to financial statements.

JUNE 30, 2022	7

SCHEDULE OF INVESTMENTS

June 30, 2022

Sit Balanced Fund (Continued)

Name of Issuer	Principal Amount ($)	Fair Value ($)

6.50%, 9/1/27	22,581	23,718
6.50%, 6/1/40	67,568	72,433
7.00%, 1/1/32	4,813	4,895
7.00%, 3/1/33	14,163	14,909
7.00%, 12/1/38	17,312	18,159
8.00%, 6/1/24	3,003	3,076
8.00%, 1/1/31	4,966	4,992
8.00%, 2/1/31	15,270	17,084
8.00%, 9/1/37	39,070	42,559
8.42%, 7/15/26	1,567	1,580
8.50%, 10/1/30	16,118	17,376
10.00%, 6/1/31	19,439	20,613

		661,801

Government National Mortgage Association - 0.2%
5.00%, 5/20/48	32,997	34,407
5.75%, 12/15/22	423	421
6.50%, 11/20/38	9,463	9,937
7.00%, 12/15/24	3,845	3,922
7.00%, 11/20/27	6,666	6,997
7.00%, 9/20/29	18,174	19,534
7.00%, 9/20/38	7,089	7,772
7.50%, 4/20/32	10,305	10,799
8.00%, 7/15/24	512	515

		94,304

Taxable Municipal Securities - 11.4%
Chicago Park Dist., 2.53%, 1/1/34	235,000	194,364
City of Encinitas CA, 1.45%, 9/1/27	250,000	224,900
CO Health Facs. Auth., 3.13%, 5/15/27	250,000	228,935
Colliers Hill Metropolitan Dist. No. 2 G.O., 3.99%, 12/1/47	250,000	224,435
Colorado Edu. & Cultural Fac. Auth., 3.97%, 3/1/56	205,000	179,254
Coventry Local Sch. Dist., 2.20%, 11/1/29	200,000	177,678
Great Lakes Water Auth. Sewage Disposal System, 3.51%, 7/1/44	150,000	121,630
IN Finance Auth., 3.31%, 3/1/51	250,000	179,315
Kentucky Higher Edu. Student Loan Corp. (Subordinated), 5.27%, 6/1/36	100,000	95,203
LaGrange Co. Regional Utility Dist., 2.98%, 1/1/40	230,000	190,139
Louisiana State Trans. Auth., 1.45%, 2/15/27	300,000	269,826
Madison Co. Comm. Sch. Dist. No. 7, 1.90%, 12/1/30	150,000	125,447
Maricopa Co. Industrial Dev. Auth., 5.00%, 7/1/44 [4]	100,000	98,858
Massachusetts Edu. Auth.:
4.00%, 1/1/32	30,000	30,248
4.41%, 7/1/34	20,000	20,191
4.95%, 7/1/38	200,000	199,918
MN Hsg. Fin. Agy., 2.31%, 1/1/27	145,000	140,200
NJ Higher Edu. Student Assit. Auth., 3.50%, 12/1/39 [8]	100,000	95,639
No. Dakota Hsg. Fin. Auth., 3.70%, 7/1/33	100,000	95,127
NY City Hsg. Dev. Corp., 2.74%, 11/1/36	250,000	200,405
NY Mortgage Agency, 2.98%, 10/1/40	150,000	124,651
NY State Dormitory Auth., 2.69%, 7/1/35	200,000	163,428
Oregon State Fac. Auth.:
2.68%, 7/1/31	350,000	299,757

Name of Issuer	Principal Amount ($)	Fair Value ($)

3.29%, 10/1/40	100,000	78,314
Public Fin. Auth., 4.23%, 7/1/32	105,000	103,216
RI Student Loan Auth., 4.13%, 12/1/27	200,000	198,886
South Carolina Student Loan Corp., 2.92%, 12/1/28	200,000	181,164
State of Ohio, 2.17%, 12/1/31	250,000	221,550
Texas Children’s Hospital, 3.37%, 10/1/29 [17]	115,000	112,202
Texas Trans. Comm. State Highway, 5.18%, 4/1/30	150,000	160,133
Utah Charter Sch. Fin. Auth., 2.40%, 10/15/27	205,000	190,043
VA Hsg. Dev. Auth., 2.13%, 7/25/51	237,998	212,580
WA State Hsg. Fin. Comm., 3.50%, 7/1/24 [4]	250,000	244,498
Wichita Falls, 1.65%, 9/1/28	145,000	127,090

		5,509,224

U.S. Treasury / Federal Agency Securities - 6.0%
U.S. Treasury Inflation Bonds 0.13%, 1/15/23	1,503,024	1,528,505
U.S. Treasury Notes 1.88%, 2/28/27	850,000	808,098
U.S. Treasury Strip:
1.97%, 11/15/50 [6]	625,000	256,958
2.18%, 8/15/47 [6]	650,000	282,136

		2,875,697

Total Bonds (cost $17,937,807)		16,301,181

Name of Issuer	Quantity	Fair Value ($)

Investment Companies 1.4%
BlackRock Enhanced Government Fund	4,886	51,320
Nuveen Multi-Market Income Fund, Inc.	3,953	24,113
Putnam Master Intermediate Income Trust	61,000	208,010
Putnam Premier Income Trust	58,975	224,105
WA Inflation-Linked Opp. & Inc. Fund	4,709	49,586
WA Inflation-Linked Sec. & Inc. Fund	10,953	107,120

Total Investment Companies (cost: $795,316)		664,254

Short-Term Securities - 4.2%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.21% (cost $2,024,846)	2,024,846	2,024,846

Total Investments in Securities - 99.8% (cost $39,523,649)		48,033,168

Other Assets and Liabilities, net - 0.2%		93,260

Net Assets - 100.0%		$48,126,428

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS ANNUAL REPORT

*	Non-income producing security.
[1]

Variable rate security. Rate disclosed is as of June 30, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of June 30, 2022 was $3,310,819 and represented 6.9% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.
[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At June 30, 2022, 0.2% of net assets in the Fund was invested in such securities.

[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

ADR — American Depositary Receipt

LLC — Limited Liability Company

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks**	29,042,887	—	—	29,042,887
Asset-Backed Securities	—	238,579	—	238,579
Collateralized Mortgage Obligations	—	3,343,733	—	3,343,733
Corporate Bonds	—	3,415,202	—	3,415,202
Federal Home Loan Mortgage Corporation	—	162,641	—	162,641
Federal National Mortgage Association	—	661,801	—	661,801
Government National Mortgage Association	—	94,304	—	94,304
Taxable Municipal Securities	—	5,509,224	—	5,509,224
U.S. Treasury / Federal Agency Securities	—	2,875,697	—	2,875,697
Investment Companies	664,254	—	—	664,254
Short-Term Securities	2,024,846	—	—	2,024,846

Total:	31,731,987	16,301,181	—	48,033,168

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2022	9

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Fund Performance

The Sit Dividend Growth Fund Class I posted a -7.27% return during the 12-month period ended June 30, 2022, compared to the -10.62% return for the S&P 500® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.15% as of 6/30/22, compared to 1.71% for the S&P 500® Index.

Factors that Influenced the Fund’s Performance

The Fund posted strong relative returns over the 12-month period, outperforming the S&P500® Index by +3.35%. The main reason for the better results was the Fund’s focus on investing in stable, cash flow-generative companies that outperformed, especially in the volatile market environment in the first half of 2022. The four key sectors that led to outperformance over the period were technology services, retail trade, consumer services, and utilities. Also, the Fund has maintained an overweight position in the utilities sector, as valuations and high dividend yields appeared attractive, which proved prescient during the first half of 2022, when investors rotated away from high growth technology companies and into more stable equities. In technology services, the Fund benefitted from its less speculative holdings, such as Accenture plc, Genpact Ltd, and Oracle, while not owning or being underweight higher growth companies whose valuations were more negatively affected by rising interest rates. Similarly, in the retail trade and consumer services spaces, the Fund benefitted from holdings such as CVS Health and McDonalds, and not owning high-valued names, such as Amazon. com, Netflix, and Walt Disney. Relative performance was adversely affected by the Fund’s underweight position in energy minerals, where many equities rallied on rising commodity prices, and stock selection in the electronic technology sector, where owning equities, such as Sky-works Solutions and Applied Materials, weighed on performance.

Outlook and Positioning

We believe dividend-paying stocks remain compelling. While dividend payers benefitted from the broadening stock market that began late last summer, the more defensive lower beta stocks within the dividend-paying universe had lagged until the high-beta sell-off that occurred during the first half of 2022. While equity valuations appear increasingly attractive, downward earnings revisions are likely on the horizon. On average, S&P 500® Index earnings slump about -9% in mild recessions.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

However, based on bottom-up estimates, consensus currently infers +10.3% growth in 2022 and +9.6% in 2023. Still, sizable upward revisions in energy have masked cuts in other sectors, notably consumer discretionary. Accordingly, the Fund has been looking to increase its weight in dividend-paying energy companies at attractive valuations, as we believe increasing cash flow at these companies due to higher commodity prices will lead to increasing return on capital to shareholders through share repurchases and dividend increases. As interest rates increase and higher inflation weighs on consumer spending, the Fund has maintained an underweight position in the retail trade sector. With the recent deprecation in higher valuation, high growth technology companies, the Fund is looking to maintain its overweight sector balance here, with a focus on companies with sustainable business models and pricing power that have been unfairly punished by the high-beta sell-off in the market.

Roger J. Sit

Kent L. Johnson

Portfolio Managers

Information on this page is unaudited.

10	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2022

	Sit Dividend Growth Fund
	Class I	Class S	S&P 500® Index[1]
One Year	-7.27%	-7.50%	-10.62%
Five Year	10.07	9.80	11.31
Ten Year	11.50	11.22	12.96
Since Inception-Class I	9.64	n/a	9.00
(12/31/03)
Since Inception-Class S	n/a	9.05	9.00
(3/31/06)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/22:	$14.29	Per Share
Net Asset Value 6/30/21:	$17.37	Per Share
Net Assets:	$191.0	Million

Class S:
Net Asset Value 6/30/22:	$14.20	Per Share
Net Asset Value 6/30/21:	$17.27	Per Share
Net Assets:	$21.9	Million

Weighted Average Market Cap:	$363.4	Billion

TOP 10 HOLDINGS

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Johnson & Johnson

4.	Broadcom, Inc.

5.	ConocoPhillips

6.	Alphabet, Inc. - Class A

7.	Analog Devices, Inc.

8.	Medtronic, PLC

9.	UnitedHealth Group, Inc.

10.	NextEra Energy, Inc.

Based on net assets as of June 30, 2022.

SECTOR ALLOCATION

Based on net assets as of June 30, 2022.

Information on this page is unaudited.

JUNE 30, 2022	11

SCHEDULE OF INVESTMENTS

June 30, 2022

Sit Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.5%

Commercial Services - 1.2%
Booz Allen Hamilton Holding Corp.	28,250	2,552,670

Communications - 1.9%
American Tower Corp.	15,500	3,961,645

Consumer Non-Durables - 6.0%
Constellation Brands, Inc.	10,700	2,493,742
Mondelez International, Inc.	39,825	2,472,734
NIKE, Inc.	7,300	746,060
PepsiCo, Inc.	21,925	3,654,021
Procter & Gamble Co.	24,450	3,515,665

		12,882,222

Consumer Services - 2.7%
McDonald’s Corp.	9,750	2,407,080
Visa, Inc.	16,455	3,239,825

		5,646,905

Electronic Technology - 14.4%
Analog Devices, Inc.	28,150	4,112,433
Apple, Inc.	83,350	11,395,612
Applied Materials, Inc.	24,500	2,229,010
Broadcom, Inc.	12,400	6,024,044
KLA Corp.	2,700	861,516
Marvell Technology, Inc.	38,900	1,693,317
Qualcomm, Inc.	10,450	1,334,883
TE Connectivity, Ltd.	26,950	3,049,393

		30,700,208

Energy Minerals - 2.4%
ConocoPhillips	56,925	5,112,434

Finance - 13.4%
Alexandria Real Estate Equities, Inc.	11,950	1,733,109
American International Group, Inc.	46,875	2,396,719
Ameriprise Financial, Inc.	10,000	2,376,800
Chubb, Ltd.	10,425	2,049,346
Everest Re Group, Ltd.	9,775	2,739,737
Goldman Sachs Group, Inc.	5,800	1,722,716
MetLife, Inc.	28,475	1,787,945
Morgan Stanley	52,075	3,960,824
Realty Income Corp.	56,400	3,849,864
Regions Financial Corp.	109,400	2,051,250
Truist Financial Corp.	36,400	1,726,452
Wells Fargo & Co.	53,650	2,101,471

		28,496,233

Health Services - 4.0%
HCA Healthcare, Inc.	13,900	2,336,034
Quest Diagnostics, Inc.	15,925	2,117,706
UnitedHealth Group, Inc.	7,800	4,006,314

		8,460,054

Health Technology - 13.1%
Abbott Laboratories	32,675	3,550,139
Agilent Technologies, Inc.	12,250	1,454,933
AstraZeneca, PLC, ADR	53,400	3,528,138
Baxter International, Inc.	38,525	2,474,461
Bristol-Myers Squibb Co.	37,075	2,854,775
Johnson & Johnson	39,200	6,958,392

Name of Issuer	Quantity	Fair Value ($)

Medtronic, PLC	44,950	4,034,262
Thermo Fisher Scientific, Inc.	5,750	3,123,860

		27,978,960

Industrial Services - 2.9%
Jacobs Engineering Group, Inc.	16,950	2,154,853
Waste Management, Inc.	7,850	1,200,893
Williams Cos., Inc.	91,450	2,854,155

		6,209,901

Non-Energy Minerals - 0.7%
BHP Group, Ltd., ADR	27,475	1,543,546

Process Industries - 2.7%
Air Products & Chemicals, Inc.	9,200	2,212,416
DuPont de Nemours, Inc.	18,200	1,011,556
Linde, PLC	2,925	841,025
Nutrien, Ltd.	20,100	1,601,769

		5,666,766

Producer Manufacturing - 6.5%
Carlisle Cos, Inc.	11,400	2,720,154
Eaton Corp., PLC	21,325	2,686,737
General Dynamics Corp.	10,775	2,383,968
Northrop Grumman Corp.	5,500	2,632,135
Parker-Hannifin Corp.	6,200	1,525,510
Siemens AG, ADR	36,700	1,874,636

		13,823,140

Retail Trade - 4.9%
CVS Health Corp.	33,475	3,101,793
Home Depot, Inc.	8,225	2,255,871
Target Corp.	15,725	2,220,842
TJX Cos., Inc.	53,025	2,961,446

		10,539,952

Technology Services - 13.4%
Accenture, PLC	10,975	3,047,209
Alphabet, Inc. - Class A *	2,060	4,489,275
Genpact, Ltd.	59,950	2,539,482
Intuit, Inc.	5,050	1,946,472
Microsoft Corp.	50,765	13,037,975
Oracle Corp.	50,314	3,515,439

		28,575,852

Transportation - 2.2%
FedEx Corp.	8,250	1,870,358
Union Pacific Corp.	12,825	2,735,316

		4,605,674

Utilities - 6.1%
Alliant Energy Corp.	47,600	2,789,836
Entergy Corp.	29,625	3,336,960
NextEra Energy, Inc.	51,625	3,998,873
Xcel Energy, Inc.	40,200	2,844,552

		12,970,221

Total Common Stocks (cost: $179,427,054)		209,726,383

See accompanying notes to financial statements.

12	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities -1.3%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.21% (cost $2,809,363)	2,809,363	2,809,363

Total Investments in Securities - 99.8% (cost $182,236,417)		212,535,746

Other Assets and Liabilities, net - 0.2%		389,771

Net Assets - 100.0%		$212,925,517

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks**	209,726,383	—	—	209,726,383
Short-Term Securities	2,809,363	—	—	2,809,363
Total:	212,535,746	—	—	212,535,746

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2022	13

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Fund Performance

Sit Global Dividend Growth Fund Class I shares provided a return of -11.31% during the 12-month period ended June 30, 2022, compared to the return of the MSCI World Index of -14.34%. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.10%, compared to a 2.16% dividend yield for the MSCI World Index.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 12-month period were the Fund’s holdings in the software & services and capital goods and its underweight in retailing. Specific holdings in these groups that helped returns included Microsoft, Accenture plc, BAE Systems plc, Lockheed Martin, and Singapore Technologies Engineering, while not owning Meta Platforms, PayPal Holdings, Amazon.com, and Accenture plc also assisted performance. Conversely, the Fund’s lack of exposure to the energy sector and its stock selection in the technology hardware & equipment and diversified financials sectors detracted from performance. The Fund did not own Exxon, Chevron, and Shell plc, which were each up strongly during the period.

Geographically, the Fund’s stock selection in North America and the United Kingdom and, additionally, its overweight in the United Kingdom added value during the 12-month period. Specific stocks owned that helped returns included BAE Systems plc, AstraZeneca plc, PepsiCo, and Johnson & Johnson. However, the Fund’s performance was hurt by stock selections in Non-Euroland and Euroland, namely Logitech International SA, Partners Group Holding AG, Faurecia SE, and adidas AG.

Outlook and Positioning

We expect market volatility to persist against a backdrop of tightening Fed policy, decelerating corporate earnings growth, and continued geopolitical tensions. Therefore, portfolios remain well-diversified among sectors, with an emphasis on quality stocks, due to the difficulty in predicting investor sentiment and economic conditions, particularly in the near term. Quality, as we define it, refers to companies with visible earnings growth, strong balance sheets, free cash flow generation, and proven management teams. Regardless of sector, we believe dividend-paying growth stocks have particular appeal currently. A diversified portfolio of quality, growth-oriented dividend-paying companies offers investors an opportunity to participate in a market rebound while

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

also providing some downside protection if market fundamentals remain challenging.

Internationally, we are overweight equities in South Korea, Singapore, India, and Mexico due to better economic and earnings growth prospects Asia ex-Japan economic growth is forecast to expand +4.7% in 2022, led by China and India. Latin America GDP growth is estimated at a +2.2% pace this year, led by Mexico. Holdings include economic beneficiaries, such as financials, e-commerce, gaming, and Covid-19 reopening plays, as well as technology and material stocks, which we believe will benefit from the secular global transition to renewable energy. We are also overweight Chinese equities. Here, we continue to like the internet names and favor buy-on-the-dip for reopening trades and carbon-neutral themed names.

Roger J. Sit         Raymond E. Sit

Kent L. Johnson

Portfolio Managers

Information on this page is unaudited.

14	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2022

	Sit Global Dividend Growth Fund
	Class I	Class S	MSCI World Index[1]
One Year	-11.31%	-11.58%	-14.34%
Five Year	7.80	7.52	7.67
Ten Year	8.33	8.06	9.51
Since Inception (9/30/08)	8.37	8.10	7.83

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/22:	$19.77	Per Share
Net Asset Value 6/30/21:	$22.47	Per Share
Net Assets:	$37.1	Million

Class S:
Net Asset Value 6/30/22:	$19.74	Per Share
Net Asset Value 6/30/21:	$22.45	Per Share
Net Assets:	$3.4	Million

Weighted Average Market Cap:	$409.7	Billion

TOP 10 HOLDINGS

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Johnson & Johnson

4.	Accenture, PLC

5.	AstraZeneca, PLC, ADR

6.	Alphabet, Inc.- Class A

7.	PepsiCo, Inc.

8.	Broadcom,Inc.

9.	Union Pacific Corp.

10.	UnitedHealth Group, Inc.

Based on net assets as of June 30, 2022.

SECTOR ALLOCATION

Based on net assets as of June 30, 2022.

Information on this page is unaudited.

JUNE 30, 2022	15

SCHEDULE OF INVESTMENTS

June 30, 2022

Sit Global Dividend Growth Fund

Investments are grouped by geographic region

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.7%

Asia - 6.8%

Australia - 3.7%
Atlassian Corp., PLC *	3,525	660,585
BHP Group, Ltd. ADR	6,150	345,507
Macquarie Group, Ltd.	3,900	442,857
Woodside Energy Group, Ltd., ADR	2,222	47,906

		1,496,855

Japan - 1.9%
Astellas Pharma, Inc.	29,900	466,086
Recruit Holdings Co., Ltd.	10,800	317,998

		784,084

Singapore - 1.2%
Singapore Technologies Engineering, Ltd.	158,600	465,765

Europe - 31.9%

France - 1.1%
Faurecia SE *	11,926	236,397
Safran SA, ADR	7,700	190,498

		426,895

Germany - 4.3%
adidas AG	835	147,671
Allianz SE, ADR	35,000	666,050
Deutsche Post AG	4,050	151,687
Infineon Technologies AG	6,425	155,467
Muenchener Rueckversicherungs AG	650	152,718
Siemens AG	4,350	442,593
Siemens Energy AG	1,600	23,449

		1,739,635

Ireland - 5.6%
Accenture, PLC	3,675	1,020,364
Linde, PLC	1,475	424,107
Medtronic, PLC	6,200	556,450
Trane Technologies, PLC	2,175	282,467

		2,283,388

Spain - 1.6%
Iberdrola SA	60,400	626,379

Sweden - 0.5%
Telefonaktiebolaget LM Ericsson, ADR	26,975	199,615

Switzerland - 7.1%
Chubb, Ltd.	2,650	520,937
Logitech International SA	9,625	501,077
Lonza Group AG	950	506,521
Nestle SA	6,075	709,158
Partners Group Holding AG	725	653,271

		2,890,964

United Kingdom - 11.7%
AstraZeneca, PLC, ADR	15,400	1,017,478
BAE Systems, PLC	74,675	754,668
Diageo, PLC, ADR	4,225	735,657
HomeServe, PLC	33,725	481,147
London Stock Exchange Group, PLC	6,875	638,717
RELX, PLC	17,550	474,869

Name of Issuer	Quantity	Fair Value ($)

Shell, PLC, ADR	12,125	634,016

		4,736,552

North America - 60.0%

United States - 60.0%
Abbott Laboratories	7,400	804,010
AbbVie, Inc.	3,450	528,402
AES Corp.	5,100	107,151
Alphabet, Inc. - Class A *	450	980,667
Apple, Inc.	19,200	2,625,024
Applied Materials, Inc.	8,175	743,761
Arthur J Gallagher & Co.	3,775	615,476
Bank of America Corp.	16,300	507,419
Broadcom, Inc.	1,825	886,603
Constellation Brands, Inc.	2,750	640,915
CVS Health Corp.	6,625	613,873
Equifax, Inc.	1,000	182,780
Euronet Worldwide, Inc. *	2,800	281,652
FedEx Corp.	1,950	442,085
Goldman Sachs Group, Inc.	1,400	415,828
Home Depot, Inc.	2,550	699,389
Honeywell International, Inc.	3,200	556,192
Johnson & Johnson	6,925	1,229,257
JPMorgan Chase & Co.	7,350	827,683
Lockheed Martin Corp.	1,565	672,887
McDonald’s Corp.	1,860	459,197
Microsoft Corp.	10,725	2,754,502
Mondelez International, Inc.	7,100	440,839
Otis Worldwide Corp.	3,875	273,846
PepsiCo, Inc.	5,775	962,461
Salesforce, Inc. *	725	119,654
Scotts Miracle-Gro Co.	2,675	211,298
Sherwin-Williams Co.	1,875	419,831
Starbucks Corp.	2,950	225,351
T Rowe Price Group, Inc.	2,450	278,344
Thermo Fisher Scientific, Inc.	1,175	638,354
Union Pacific Corp.	4,050	863,784
UnitedHealth Group, Inc.	1,625	834,649
Waste Management, Inc.	5,100	780,198
WEC Energy Group, Inc.	6,150	618,936

		24,242,298

Total Common Stocks (cost: $26,000,366)		39,892,430

Short-Term Securities - 1.2%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.21% (cost $495,874)	495,874	495,874

Total Investments in Securities - 99.9% (cost $26,496,240)		40,388,304

Other Assets and Liabilities, net - 0.1%		59,449

Net Assets - 100.0%		$40,447,753

See accompanying notes to financial statements.

16	SIT MUTUAL FUNDS ANNUAL REPORT

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
Australia	1,496,855	—	—	1,496,855
France	426,895	—	—	426,895
Germany	1,739,635	—	—	1,739,635
Ireland	2,283,388	—	—	2,283,388
Japan	784,084	—	—	784,084
Singapore	465,765	—	—	465,765
Spain	626,379	—	—	626,379
Sweden	199,615	—	—	199,615
Switzerland	2,890,964	—	—	2,890,964
United Kingdom	4,736,552	—	—	4,736,552
United States	24,242,298	—	—	24,242,298
Short-Term Securities	495,874	—	—	495,874
Total:	40,388,304	—	—	40,388,304

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2022	17

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

Fund Performance

The Sit Large Cap Growth Fund’s return was -18.78% during the 12-month period ended June 30, 2022, compared to a -18.77% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was -10.62%.

Factors that Influenced the Fund’s Performance

The Fund posted a negative return during the period, in line with the negative performance of its benchmark, the Russell 1000® Growth Index. The largest detractors to relative performance over the 12-month period were the Fund’s stock selection in the consumer durables sector and its overweight and stock selection in the technology services sector. Regarding consumer durables, the group outperformed the market, as many companies here benefitted from improving consumer spending as the economy reopened during the second half of 2021, but the Fund’s return was hurt by its position in YETI Holdings (-53%) and by not owning Tesla (down only -1%) during the year. In technology services, owning PayPal Holdings (-76%) and DocuSign (-73%) detracted from performance. Countering this was strong stock selection and an overweight position in the health services sector. Key holdings here include UnitedHealth Group and Centene. The Fund also benefitted from its underweight in the retail trade sector and its stock selection in the health technology sector. Holdings in the latter that helped performance include Thermo Fisher Scientific and Johnson & Johnson.

Outlook and Positioning

The S&P 500® Index posted its worst first-half loss since 1970 and its worst rolling 6-month loss since 2009, down -20% year to date through June 30, 2022. Despite the +7.3% rise in forecasted next-twelve-month earnings, the S&P 500® forward price-to-earnings (PE) multiple contracted with the climb in the 10-year Treasury yield and is now back to its 20-year mean of 15.7 times. The large year-to-date shift in bond yields hit long-duration and other rate-sensitive equities especially hard. As a result, tech-heavy (and energy-light) growth indices incurred steeper losses than their core or value counterparts. We believe stocks largely discount a mild downturn or stagflation scenario but expect markets to stay volatile. Catalysts for stock upside include earnings cuts that are less severe than feared, easing inflation/a less hawkish Fed, and signs

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

China’s stimulus is backstopping global growth. Downside risks include persistent inflation, a policy error, Covid-19 flare-ups, or a geopolitical crisis. Nevertheless, equity market dislocations are providing attractive buying opportunities for stock picking, particularly in areas where valuation multiple compression has been excessive, including financials and technology. Realizing negative sentiment in these groups may continue until there is more clarity on the extent of the economic slowdown, portfolios also emphasize defense, health care, and dividend payors across sectors, as equity markets will likely stay volatile near-term. Also, in this inflationary environment, the Fund remains focused on owning high quality growth companies with sustained pricing power at valuations that are attractive.

Roger J. Sit

Ronald D. Sit

Portfolio Managers

Information on this page is unaudited.

18	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2022

	Sit Large Cap Growth Fund	Russell 1000® Growth Index[1]	Russell 1000® Index[2]
One Year	-18.78%	-18.77%	-13.04%
Five Year	12.45	14.29	11.00
Ten Year	12.86	14.80	12.82
Since Inception [3] (9/2/82)	10.31	11.52	11.67

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 6/30/22:	$48.29	Per Share
Net Asset Value 6/30/21:	$63.04	Per Share
Net Assets:	$136.4	Million
Weighted Average Market Cap:	$701.3	Billion

TOP HOLDINGS

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	UnitedHealth Group, Inc.

6.	Broadcom, Inc.

7.	NVIDIA Corp.

8.	Thermo Fisher Scientific, Inc.

9.	Accenture, PLC

10.	Applied Materials, Inc.

Based on net assets as of June 30, 2022.

SECTOR ALLOCATION

Based on net assets as of June 30, 2022.

Information on this page is unaudited.

JUNE 30, 2022	19

SCHEDULE OF INVESTMENTS

June 30, 2022

Sit Large Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 99.0%

Commercial Services - 0.6%
Equifax, Inc.	4,400	804,232

Communications - 1.3%
American Tower Corp.	6,950	1,776,351

Consumer Durables - 1.2%
Activision Blizzard, Inc.	8,250	642,345
YETI Holdings, Inc. *	23,950	1,036,317

		1,678,662

Consumer Non-Durables - 5.2%
Constellation Brands, Inc.	7,425	1,730,471
Estee Lauder Cos., Inc. - Class A	7,600	1,935,492
Mondelez International, Inc.	12,850	797,856
NIKE, Inc.	9,050	924,910
PepsiCo, Inc.	10,000	1,666,600

		7,055,329

Consumer Services - 3.2%
McDonald’s Corp.	6,650	1,641,752
Visa, Inc.	13,650	2,687,549

		4,329,301

Electronic Technology - 20.3%
Apple, Inc.	123,875	16,936,190
Applied Materials, Inc.	30,000	2,729,400
Broadcom, Inc.	7,800	3,789,318
NVIDIA Corp.	22,700	3,441,093
QUALCOMM, Inc.	6,325	807,955

		27,703,956

Energy Minerals - 1.6%
ConocoPhillips	24,600	2,209,326

Finance - 2.3%
Chubb, Ltd.	5,050	992,729
Goldman Sachs Group, Inc.	5,150	1,529,653
JPMorgan Chase & Co.	4,900	551,789

		3,074,171

Health Services - 5.6%
Centene Corp. *	12,350	1,044,933
HCA Healthcare, Inc.	5,850	983,151
UnitedHealth Group, Inc.	10,825	5,560,045

		7,588,129

Health Technology - 8.6%
Abbott Laboratories	15,500	1,684,075
AbbVie, Inc.	9,150	1,401,414
Baxter International, Inc.	17,425	1,119,208
Dexcom, Inc. *	22,000	1,639,660
Johnson & Johnson	9,400	1,668,594
Medtronic, PLC	15,825	1,420,294
Thermo Fisher Scientific, Inc.	5,250	2,852,220

		11,785,465

Industrial Services - 0.6%
Cheniere Energy, Inc.	6,175	821,460

Name of Issuer	Quantity	Fair Value ($)

Process Industries - 2.0%
Darling Ingredients, Inc. *	13,700	819,260
Linde, PLC	2,650	761,954
Sherwin-Williams Co.	5,225	1,169,930

		2,751,144

Producer Manufacturing - 4.3%
Aptiv, PLC *	7,275	647,984
Honeywell International, Inc.	8,425	1,464,349
Northrop Grumman Corp.	3,475	1,663,031
Parker-Hannifin Corp.	3,950	971,898
Siemens AG, ADR	21,675	1,107,159

		5,854,421

Retail Trade - 8.0%
Amazon.com, Inc. *	63,000	6,691,230
Home Depot, Inc.	8,425	2,310,725
Lululemon Athletica, Inc. *	3,575	974,580
TJX Cos., Inc.	18,075	1,009,489

		10,986,024

Technology Services - 30.8%
Accenture, PLC	10,200	2,832,030
Adobe, Inc. *	6,250	2,287,875
Alphabet, Inc. - Class A *	625	1,362,038
Alphabet, Inc. - Class C *	3,675	8,038,879
Atlassian Corp., PLC *	7,675	1,438,295
Autodesk, Inc. *	7,700	1,324,092
EPAM Systems, Inc. *	725	213,715
Intuit, Inc.	5,200	2,004,288
Meta Platforms, Inc. *	6,750	1,088,437
Microsoft Corp.	58,900	15,127,287
Paycom Software, Inc. *	2,500	700,300
PayPal Holdings, Inc. *	17,600	1,229,184
salesforce.com, Inc. *	15,225	2,512,734
ServiceNow, Inc. *	2,275	1,081,808
Splunk, Inc. *	8,100	716,526

		41,957,488

Transportation - 2.7%
FedEx Corp.	7,575	1,717,328
Union Pacific Corp.	9,200	1,962,176

		3,679,504

Utilities - 0.7%
NextEra Energy, Inc.	13,100	1,014,726

Total Common Stocks (cost: $61,572,208)		135,069,689

Short-Term Securities - 1.1%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.21% (cost $1,435,915)	1,435,915	1,435,915

Total Investments in Securities - 100.1% (cost $63,008,123)		136,505,604

Other Assets and Liabilities, net - (0.1)%		(70,422)

Net Assets - 100.0%		$136,435,182

See accompanying notes to financial statements.

20	SIT MUTUAL FUNDS ANNUAL REPORT

* Non-income producing security.	ADR — American Depositary Receipt
PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks**	135,069,689	—	—	135,069,689
Short-Term Securities	1,435,915	—	—	1,435,915
Total:	136,505,604	—	—	136,505,604

**   For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2022	21

Sit ESG Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit ESG Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in companies that the Adviser believes have strong environmental, social and corporate governance (ESG) practices at the time of purchase. The Fund invests in common stocks of U.S. and foreign companies, primarily of large to medium capitalizations (companies with market capitalization in excess of $2 billion).

Fund Performance

The Sit ESG Growth Fund Class I shares provided a return of -16.97% during the 12-month period ended June 30, 2022, compared to the return of the MSCI World Index of -14.34%.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 12-month period were the Fund’s holdings in the software & services (Microsoft, and not owning Meta Platforms and PayPal Holdings), retailing (not owning Amazon.com and Netflix), media & entertainment (RELX PLC), and capital goods (BAE Systems plc) sectors. Conversely, the Fund’s lack of exposure to the energy sector and its holdings in the technology hardware & equipment sector (Logitech International SA and Telefona-ktiebolaget LM Ericsson) detracted from performance.

Geographically, the Fund’s exposure to the United Kingdom added value during the 12-month period. However, its holdings in Non-Euroland, Euroland, and North America negatively impacted performance. Specific stock selections in the United Kingdom that drove performance included BAE Systems plc and AstraZeneca plc.

Outlook and Positioning

We believe diversification and an emphasis on quality stocks are appropriate within portfolios, as market volatility will likely persist against a backdrop of tightening Fed policy, decelerating corporate earnings growth, and continued geopolitical tensions. Quality, as we define it, refers to companies with visible earnings growth, strong balance sheets, free cash flow generation, and proven management teams. Notably, the broad-based correction in equity markets during the first half of 2022, driven entirely by multiple compression, has presented opportunities to dynamically upgrade holdings to improve each portfolio’s overall risk-return profile.

We believe in balancing depressed cyclical growth and secular/stable growth sectors. On the cyclical side, technology stocks have been under huge pressure over the past several months, with price-to-earnings multiples contracting by over 50 percent in many cases. Financial stocks, particularly banks, offer solid risk/reward as valuations have collapsed due to economic concerns. We have been adding to energy as supply

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

constraints, driven partly by years of underinvestment, should support a lasting period of elevated energy prices to benefit resource producers. On the defensive/non-cyclical side of the barbell, health care stocks have solid earnings visibility, with far more attractive valuations relative to other “stable” sectors, such as utilities and consumer staples. Defense stocks are also attractive as the Russia-Ukraine conflict has raised the prospect of a sharp uptick in U.S. defense spending and an unprecedented increase in European spending over the next several years.

Roger J.

Sit David A. Brown

Kent L. Johnson

Michael T. Manns

Portfolio Managers

Information on this page is unaudited.

22	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2022

	Sit ESG Growth Fund
			MSCI
			World
	Class I	Class S	Index[1]
One Year	-16.97%	-17.24%	-14.34%
Five Year	6.92	6.64	7.67
Since Inception (6/30/16)	7.92	7.64	9.35

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/22:	$14.87	Per Share
Net Asset Value 6/30/21:	$18.17	Per Share
Net Assets:	$3.7	Million
Class S:
Net Asset Value 6/30/22:	$14.74	Per Share
Net Asset Value 6/30/21:	$18.05	Per Share
Net Assets:	$3.6	Million

Weighted Average Market Cap:	$431.6	Billion

TOP HOLDINGS

  1. Microsoft Corp.

  2. Apple, Inc.

  3. Alphabet, Inc. - Class A

  4. UnitedHealth Group, Inc.

  5. Johnson & Johnson

  6. Home Depot, Inc.

  7. AstraZeneca, PLC, ADR

  8. Goldman Sachs Group, Inc.

  9. Iberdrola SA, ADR

10. Allianz SE, ADR

Based on net assets as of June 30, 2022.

SECTOR ALLOCATION

Based on net assets as of June 30, 2022.

Information on this page is unaudited.

JUNE 30, 2022	23

SCHEDULE OF INVESTMENTS

June 30, 2022

Sit ESG Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 99.2%

Asia - 8.0%

Japan - 6.8%
Astellas Pharma, Inc.	6,400	99,764
Keyence Corp.	200	68,367
Recruit Holdings Co., Ltd.	3,100	91,278
Sony Group Corp., ADR	1,925	157,407
Terumo Corp.	2,600	78,337

		495,153

Singapore - 1.2%
Singapore Technologies Engineering, Ltd.	31,200	91,626

Europe - 36.0%

France - 1.6%
Faurecia SE *	2,358	46,740
Safran SA, ADR	2,750	68,035

		114,775

Germany - 5.9%
adidas AG, ADR	650	57,590
Allianz SE, ADR	8,800	167,464
Deutsche Post AG	1,550	58,053
Infineon Technologies AG	1,225	29,642
Muenchener Rueckversicherungs AG	125	29,369
Siemens AG, ADR	1,775	90,667

		432,785

Ireland - 5.8%
Accenture, PLC	575	159,649
CRH, PLC, ADR	1,200	41,784
Medtronic, PLC	1,225	109,944
Trane Technologies, PLC	875	113,636

		425,013

Spain - 2.3%
Iberdrola SA, ADR	4,050	167,548

Sweden - 1.1%
Telefonaktiebolaget LM Ericsson, ADR	11,175	82,695

Switzerland - 6.4%
Chubb, Ltd.	250	49,145
Logitech International SA	1,550	80,693
Lonza Group AG	185	98,638
Nestle SA, ADR	1,200	139,668
Novartis AG, ADR	1,200	101,436

		469,580

United Kingdom - 12.9%
AstraZeneca, PLC, ADR	2,950	194,907
BAE Systems, PLC, ADR	3,500	142,100
Coca-Cola Europacific Partners, PLC	2,100	108,381
Diageo, PLC, ADR	785	136,684
Entain, PLC *	4,300	65,168
HomeServe, PLC	6,525	93,091
RELX, PLC, ADR	4,700	126,618
Smith & Nephew, PLC	5,550	77,525

		944,474

Name of Issuer	Quantity	Fair Value ($)

North America - 55.2%

United States - 55.2%
3M Co.	400	51,764
AbbVie, Inc.	665	101,851
Adobe, Inc. *	450	164,727
AES Corp.	3,025	63,555
Alphabet, Inc. - Class A *	125	272,408
Apple, Inc.	3,600	492,192
Baxter International, Inc.	1,650	105,980
Broadcom, Inc.	75	36,436
CVS Health Corp.	1,550	143,623
Dexcom, Inc. *	1,080	80,492
Ecolab, Inc.	325	49,972
FedEx Corp.	375	85,016
Goldman Sachs Group, Inc.	600	178,212
Home Depot, Inc.	745	204,331
Johnson & Johnson	1,175	208,574
JPMorgan Chase & Co.	1,075	121,056
Lockheed Martin Corp.	185	79,543
Microsoft Corp.	2,000	513,660
NIKE, Inc.	850	86,870
NVIDIA Corp.	1,000	151,590
PepsiCo, Inc.	875	145,827
salesforce.com, Inc. *	850	140,284
Starbucks Corp.	1,000	76,390
T Rowe Price Group, Inc.	475	53,965
TJX Cos., Inc.	1,380	77,073
UnitedHealth Group, Inc.	500	256,815
Visa, Inc.	475	93,523

		4,035,729

Total Common Stocks (cost: $5,362,353)		7,259,378

Short-Term Securities - 0.7%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.21% (cost $52,628)	52,628	52,628

Total Investments in Securities - 99.9% (cost $5,414,981)		7,312,006

Other Assets and Liabilities, net - 0.1%		5,784

Net Assets - 100.0%		$7,317,790

*     Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

24	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of June 30, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
France	114,775	—	—	114,775
Germany	432,785	—	—	432,785
Ireland	425,013	—	—	425,013
Japan	495,153	—	—	495,153
Singapore	91,626	—	—	91,626
Spain	167,548	—	—	167,548
Sweden	82,695	—	—	82,695
Switzerland	469,580	—	—	469,580
United Kingdom	944,474	—	—	944,474
United States	4,035,729	—	—	4,035,729
Short-Term Securities	52,628	—	—	52,628
Total:	7,312,006	—	—	7,312,006

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2022	25

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $406 million to $74 billion during the 12-month period ended June 30, 2022.

Fund Performance

The Sit Mid Cap Growth Fund’s return during the 12-month period ended June 30, 2022 was -24.70%, compared to a -29.57% return for the Russell Midcap® Growth Index. The Russell Midcap® Index decreased -17.30% during the period.

Factors that Influenced the Fund’s Performance

The Fund posted a negative return during the period, but it significantly outperformed its benchmark by +4.87%, as both stock selection and sector allocation were broadly positive across the portfolio. Stock selection across the technology services sector was a key driver of outperformance. Ownership of Aspen Technology and Science Applications International, and an underweight position in Pinterest, augmented the return. Stock selection within the producer manufacturing and retail trade sectors also contributed to performance. Within producer manufacturing, Carlisle Cos., Hubbell, and Dover benefitted from strong pricing power and a rebound in the industrial economy. In retail trade, where many equities underperformed due to concerns over declining consumer sentiment, owning Ulta Beauty and TJX Cos., which are leveraged to secular trends, and not owning Carvana and Wayfair helped performance. Conversely, performance was negatively affected by the Fund’s stock selection in electronic technology, where prices on many higher valuation equities have declined as they begin to price in higher interest rates. The other main factor negatively affecting performance was the Fund’s underweight in energy minerals, where rising commodity prices enabled stocks in this sector to outperform the market.

Outlook and Positioning

With equity valuations beginning to cheapen across most sectors and the market overall, we believe identifying companies that can sustain growth beyond easy pandemic-impacted comparisons will lead to continued stock price appreciation. From a sector standpoint, we advocate a barbell strategy through investments in a combination of traditional and cyclical growth stocks levered to the inflationary economic backdrop. Based on current stock valuations, we think technology and financial stocks offer the most compelling investment opportunities on each side of the barbell. Technology valuation multiples have contracted in many cases as strong earnings growth has lagged underlying equity prices,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

presenting attractive investment opportunities throughout the sector. With supply chain disruptions continuing to weigh on semiconductor production, technology services companies with sticky business Models and pricing power look particularly attractive. On the other side of the barbell, the financial sector remains the most attractively valued cyclical group and offers a critical hedge should higher interest rates continue to upend the broader equity market. We also find the producer manufacturing sector compelling, particularly companies with construction exposure that should benefit from increased investment activity and potentially a government infrastructure package.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

Information on this page is unaudited.

26	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2022

		Russell	Russell
	Sit Mid Cap	Midcap®	Midcap®
	Growth Fund	Growth Index[1]	Index[2]
One Year	-24.70%	-29.57%	-17.30%
Five Year	6.84	8.88	7.96
Ten Year	8.91	11.50	11.29
Since Inception	10.92	n/a	n/a
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 6/30/22:	$16.96	Per Share
Net Asset Value 6/30/21:	$25.41	Per Share
Net Assets:	$164.4	Million
Weighted Average Market Cap:	$29.3	Billion

TOP 10 HOLDINGS

1.	Broadcom, Inc.

2.	Thermo Fisher Scientific, Inc.

3.	PTC, Inc.

4.	Arista Networks, Inc.

5.	Carlisle Cos., Inc.

6.	Ulta Beauty, Inc.

7.	Waste Connections, Inc.

8.	Dexcom, Inc.

9.	Jacobs Engineering Group, Inc.

10.	Nexstar Media Group, Inc.

Based on net assets as of June 30, 2022.

SECTOR ALLOCATION

Based on net assets as of June 30, 2022.

Information on this page is unaudited.

JUNE 30, 2022	27

SCHEDULE OF INVESTMENTS

June 30, 2022

Sit Mid Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.6%

Commercial Services - 3.1%
ASGN, Inc. *	13,525	1,220,631
Booz Allen Hamilton Holding Corp.	34,100	3,081,276
Equifax, Inc.	4,300	785,954

		5,087,861

Consumer Durables - 1.5%
Take-Two Interactive Software, Inc. *	4,892	599,417
YETI Holdings, Inc. *	42,000	1,817,340

		2,416,757

Consumer Non-Durables - 1.3%
Coca-Cola Europacific Partners, PLC	40,700	2,100,527

Consumer Services - 3.1%
Nexstar Media Group, Inc.	20,650	3,363,472
Vail Resorts, Inc.	7,700	1,678,985

		5,042,457

Electronic Technology - 14.5%
Applied Materials, Inc.	28,275	2,572,459
Arista Networks, Inc. *	44,850	4,204,239
Broadcom, Inc.	9,100	4,420,871
Ciena Corp. *	16,525	755,193
CMC Materials, Inc.	10,825	1,888,854
II-VI, Inc. *	24,500	1,248,275
Marvell Technology, Inc.	70,975	3,089,542
MKS Instruments, Inc.	15,100	1,549,713
Monolithic Power Systems, Inc.	5,400	2,073,816
Skyworks Solutions, Inc.	21,400	1,982,496

		23,785,458

Energy Minerals - 1.9%
Oasis Petroleum, Inc.	18,850	2,293,103
Texas Pacific Land Corp.	600	892,812

		3,185,915

Finance - 9.1%
Air Lease Corp.	32,900	1,099,847
American Financial Group, Inc.	7,325	1,016,783
Ameriprise Financial, Inc.	10,000	2,376,800
Arthur J Gallagher & Co.	18,900	3,081,456
Carlyle Group, Inc.	85,700	2,713,262
First Republic Bank	16,550	2,386,510
Intercontinental Exchange, Inc.	25,300	2,379,212

		15,053,870

Health Services - 3.2%
Encompass Health Corp.	47,600	2,667,980
Tenet Healthcare Corp. *	50,950	2,677,932

		5,345,912

Health Technology - 14.7%
Align Technology, Inc. *	6,025	1,425,937
BioMarin Pharmaceutical, Inc. *	23,500	1,947,445
Bio-Techne Corp.	6,400	2,218,496
Cooper Cos, Inc.	4,250	1,330,760
Dexcom, Inc. *	48,040	3,580,421
Exact Sciences Corp. *	29,650	1,167,913
ICU Medical, Inc. *	8,600	1,413,754
Inmode, Ltd. *	37,750	845,978

Name of Issuer	Quantity	Fair Value ($)

Insulet Corp. *	11,800	2,571,692
Jazz Pharmaceuticals, PLC *	5,700	889,257
PerkinElmer, Inc.	6,700	952,874
Sarepta Therapeutics, Inc. *	18,275	1,369,894
Thermo Fisher Scientific, Inc.	8,100	4,400,568

		24,114,989

Industrial Services - 6.0%
Cheniere Energy, Inc.	20,000	2,660,600
Jacobs Engineering Group, Inc.	27,800	3,534,214
Waste Connections, Inc.	29,400	3,644,424

		9,839,238

Non-Energy Minerals - 1.3%
Trex Co., Inc. *	38,625	2,101,973

Process Industries - 2.6%
Darling Ingredients, Inc. *	36,450	2,179,710
Ecolab, Inc.	8,000	1,230,080
Scotts Miracle-Gro Co.	11,350	896,536

		4,306,326

Producer Manufacturing - 8.4%
AGCO Corp.	12,700	1,253,490
AMETEK, Inc.	14,675	1,612,636
Aptiv, PLC *	8,800	783,816
Carlisle Cos., Inc.	17,000	4,056,370
Donaldson Co., Inc.	30,000	1,444,200
Dover Corp.	21,875	2,653,875
Hubbell, Inc.	11,000	1,964,380

		13,768,767

Retail Trade - 5.2%
Lululemon Athletica, Inc. *	6,300	1,717,443
TJX Cos., Inc.	55,175	3,081,524
Ulta Beauty, Inc. *	9,700	3,739,156

		8,538,123

Technology Services - 20.5%
Altair Engineering, Inc. *	24,800	1,302,000
ANSYS, Inc. *	10,750	2,572,368
Aspen Technology, Inc. *	8,358	1,535,197
Atlassian Corp., PLC *	16,950	3,176,430
Autodesk, Inc. *	14,800	2,545,008
Booking Holdings, Inc. *	450	787,045
DocuSign, Inc. *	16,075	922,384
Dynatrace, Inc. *	65,375	2,578,390
EPAM Systems, Inc. *	1,775	523,234
Euronet Worldwide, Inc. *	20,075	2,019,344
Globant SA *	6,975	1,213,650
GoDaddy, Inc. *	27,075	1,883,337
HubSpot, Inc. *	7,650	2,299,973
nCino, Inc. *	15,400	476,168
Paycom Software, Inc. *	7,600	2,128,912
PTC, Inc. *	39,600	4,211,064
Science Applications International Corp.	18,150	1,689,765
Splunk, Inc. *	20,900	1,848,814

		33,713,083

Transportation - 1.4%
Alaska Air Group, Inc. *	17,300	692,865

See accompanying notes to financial statements.

28	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Knight-Swift Transportation Holdings, Inc.	36,800	1,703,472

		2,396,337

Utilities - 0.8%
WEC Energy Group, Inc.	12,800	1,288,192

Total Common Stocks (cost: $104,686,149)		162,085,785

Short-Term Securities - 1.5%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.21% (cost $2,476,149)	2,476,149	2,476,149

Total Investments in Securities - 100.1% (cost $107,162,298)		164,561,934

Other Assets and Liabilities, net - (0.1)%		(132,186)

Net Assets - 100.0%		$164,429,748

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks**	162,085,785	—	—	162,085,785
Short-Term Securities	2,476,149	—	—	2,476,149
Total:	164,561,934	—	—	164,561,934

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2022	29

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE & STRATEGY

The objectives of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($25.5 billion as of June 30, 2022). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S Treasury securities (including Treasury bills, notes and bonds), closed-end investment companies, and master limited partnerships.

Fund Performance

The Sit Small Cap Dividend Growth Fund Class I posted a -16.30% return over the 12-month period ended June 30, 2022, compared to the -25.20% return for the Russell 2000® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.03% as of June 30, 2022, compared to a yield of 1.43% for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

The Fund posted strong relative returns over the 12-month period, outperforming the Russell 2000® Index by +8.90%. Outperformance was driven by the Fund’s stock selection and underweight positions in the health technology and technology services sectors and its stock selection in producer manufacturing. Returns for health technology securities were broadly negative due to uncertainty around drug pricing and a lack of mergers and acquisitions. However, the Fund’s holdings, including Steris plc, Atrion, and Halozyme Therapeutics, posted positive returns, owing to positive clinical data results and their ability to make accretive acquisitions. In technology services, while the sector had a -42% return within the benchmark, the Fund’s sector underweight and stock selection resulted in a decline of only -22%. Stock selection in producer manufacturing focused on companies with secular growth opportunities and pricing power, such as Carlisle Cos., Zurn Water Solutions, and Crane Holdings. Conversely, the Fund’s lack of ownership of any securities in the energy minerals sector detracted from returns. Increasing energy prices helped this group to outperform during the period; however, stocks in this space are largely non-dividend-paying.

Outlook and Positioning

Over the past twelve months small capitalization stocks underperformed large capitalization peers, while value closed some of the considerable performance gap with growth that expanded over the prior decade. However, we believe investors will increasingly rotate into quality growth stocks as economic momentum peaks, and year-over-year earnings growth comparisons become more challenging in the second half of 2022. Overall, we believe equity returns in the near to intermediate term will be largely driven by earnings growth and that dividend-paying companies will remain attractive based on our expectation for more muted equity returns. Accordingly, the Fund is overweighted in those sectors where we believe earnings growth will exceed the market average. The Fund’s overweight positions in electronic technology, commercial services, and producer manufacturing all have strong pricing power

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

and stable moats that should help protect margin and growth expectations, even in a slowing economic environment.

Select technology companies should also benefit, as U.S. technology capital spending continues to grow, driven by investments in cloud computing and other emerging technologies. Finally, we believe defensive “bond proxy” areas of the market with compelling relative valuations, including REITs and select utilities, provide a good hedge to market risks, including expectations of interest rate cuts beginning in 2023, and the potential of supply chain bottlenecks, logistical snags, and a new Covid-19 strain that could present risks to the inoculation timetable and cause further economic disruption. Although valuations have declined since the beginning of the year, these areas look attractive due to both their relative valuation and their yield advantage to the market and prevailing U.S. Treasury yields.

Roger J. Sit	Michael T. Manns
Kent L. Johnson	Robert W. Sit
Portfolio Managers

Information on this page is unaudited.

30	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2022

	Sit Small Cap Dividend Growth Fund
	Class I	Class S	Russell 2000® Index[1]
One Year	-16.30%	-16.48%	-25.20%
Five Year	5.24	4.98	5.17
Since Inception	5.89	5.63	5.76
(3/31/15)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/22:	$12.85	Per Share
Net Asset Value 6/30/21:	$16.73	Per Share
Net Assets:	$14.2	Million

Class S:
Net Asset Value 6/30/22:	$12.84	Per Share
Net Asset Value 6/30/21:	$16.72	Per Share
Net Assets:	$4.3	Million

Weighted Average Market Cap:	$6.0	Billion

TOP 10 HOLDINGS

1.	KBR, Inc.

2.	Monolithic Power Systems, Inc.

3.	Carlisle Cos, Inc.

4.	CMC Materials, Inc.

5.	Nexstar Media Group, Inc.

6.	Axis Capital Holdings, Ltd.

7.	Olin Corp.

8.	M&T Bank Corp.

9.	Oasis Petroleum, Inc.

10. Tenet Healthcare Corp.

Based on net assets as of June 30, 2022.

SECTOR ALLOCATION

Based on net assets as of June 30, 2022.

Information on this page is unaudited.

JUNE 30, 2022	31

SCHEDULE OF INVESTMENTS

June 30, 2022

Sit Small Cap Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.0%

Commercial Services - 5.2%
Booz Allen Hamilton Holding Corp.	3,200	289,152
Brink’s Co.	1,825	110,796
Colliers International Group, Inc.	2,050	224,906
FTI Consulting, Inc. *	850	153,722
World Fuel Services Corp.	8,675	177,490

		956,066

Consumer Durables - 3.6%
BRP, Inc.	1,275	78,425
Helen of Troy, Ltd. *	750	121,807
MDC Holdings, Inc.	4,050	130,856
National Presto Industries, Inc.	750	49,230
Thor Industries, Inc.	2,300	171,879
YETI Holdings, Inc. *	2,700	116,829

		669,026

Consumer Non-Durables - 2.1%
Crocs, Inc. *	1,375	66,921
Sensient Technologies Corp.	2,450	197,372
Wolverine World Wide, Inc.	5,800	116,928

		381,221

Consumer Services - 2.8%
Nexstar Media Group, Inc.	2,250	366,480
Vail Resorts, Inc.	700	152,635

		519,115

Electronic Technology - 8.4%
CMC Materials, Inc.	2,200	383,878
II-VI, Inc. *	2,450	124,828
MKS Instruments, Inc.	3,275	336,113
Monolithic Power Systems, Inc.	1,200	460,848
Power Integrations, Inc.	3,400	255,034

		1,560,701

Energy Minerals - 1.8%
Oasis Petroleum, Inc.	2,810	341,837

Finance - 29.5%
Air Lease Corp.	4,225	141,242
American Financial Group, Inc.	1,875	260,269
Artisan Partners Asset Management, Inc.	6,300	224,091
Associated Banc-Corp.	7,175	131,016
Axis Capital Holdings, Ltd.	6,300	359,667
Broadstone Net Lease, Inc.	11,800	242,018
Carlyle Group, Inc.	8,075	255,654
CNO Financial Group, Inc.	14,000	253,260
CubeSmart	5,250	224,280
Essential Properties Realty Trust, Inc.	10,050	215,974
Evercore Partners, Inc.	2,425	227,004
H&E Equipment Services, Inc.	8,700	252,039
Hannon Armstrong Sust. Inf. Cap., Inc.	2,800	106,008
Hanover Insurance Group, Inc.	1,275	186,469
HCI Group, Inc.	2,100	142,296
Hercules Capital, Inc.	13,100	176,719
M&T Bank Corp.	2,174	346,514
Old National Bancorp	20,675	305,783
Physicians Realty Trust	11,250	196,313
Piper Sandler Cos	1,450	164,372

Name of Issuer	Quantity	Fair Value ($)

PotlatchDeltic Corp.	2,810	124,174
Provident Financial Services, Inc.	11,075	246,529
Stifel Financial Corp.	6,000	336,120
STORE Capital Corp.	6,225	162,348
Western Alliance Bancorp	2,775	195,915

		5,476,074

Health Services - 4.2%
Addus HomeCare Corp. *	2,575	214,446
Encompass Health Corp.	4,200	235,410
Tenet Healthcare Corp. *	6,400	336,384

		786,240

Health Technology - 6.6%
AtriCure, Inc. *	3,500	143,010
Atrion Corp.	250	157,215
Bio-Techne Corp.	325	112,658
Halozyme Therapeutics, Inc. *	4,350	191,400
ICU Medical, Inc. *	975	160,280
Inmode, Ltd. *	6,250	140,063
Seres Therapeutics, Inc. *	22,800	78,204
STERIS, PLC	975	200,996
Twist Bioscience Corp. *	1,425	49,818

		1,233,644

Industrial Services - 4.8%
EMCOR Group, Inc.	2,400	247,104
KBR, Inc.	10,775	521,402
MYR Group, Inc. *	1,400	123,382

		891,888

Non-Energy Minerals - 2.6%
AZEK Co., Inc. *	5,700	95,418
Commercial Metals Co.	3,950	130,745
Eagle Materials, Inc.	1,575	173,156
MP Materials Corp. *	2,325	74,586

		473,905

Process Industries - 5.4%
Avient Corp.	2,125	85,170
Huntsman Corp.	4,650	131,828
Neenah, Inc.	2,525	86,203
Olin Corp.	7,625	352,885
Scotts Miracle-Gro Co.	1,300	102,687
Silgan Holdings, Inc.	5,800	239,830

		998,603

Producer Manufacturing - 10.8%
AGCO Corp.	1,350	133,245
AZZ, Inc.	3,650	148,993
Belden, Inc.	3,175	169,132
Carlisle Cos, Inc.	1,650	393,706
Crane Holdings Co.	3,275	286,759
Donaldson Co., Inc.	3,275	157,659
EnPro Industries, Inc.	2,050	167,956
Hubbell, Inc.	1,225	218,761
Lincoln Electric Holdings, Inc.	1,725	212,796
Regal Rexnord Corp.	1,042	118,288

		2,007,295

Retail Trade - 2.1%
Boot Barn Holdings, Inc. *	2,800	192,948

See accompanying notes to financial statements.

32	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Casey’s General Stores, Inc.	1,025	189,605

		382,553

Technology Services - 2.7%
Altair Engineering, Inc. *	800	42,000
Globant SA *	1,625	282,750
ManTech International Corp.	1,275	121,699
Science Applications International Corp.	500	46,550

		492,999

Transportation - 3.5%
Knight-Swift Transportation Holdings, Inc.	4,925	227,978
Marten Transport, Ltd.	8,450	142,129
TFI International, Inc.	3,475	278,973

		649,080

Utilities - 1.9%
Black Hills Corp.	3,400	247,418
Spire, Inc.	1,325	98,540

		345,958

Total Common Stocks (cost: $15,322,176)		18,166,205

Short-Term Securities - 1.9%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.21% (cost $355,277)	355,277	355,277

Total Investments in Securities - 99.9% (cost $15,677,453)		18,521,482

Other Assets and Liabilities, net - 0.1%		11,234

Net Assets - 100.0%		$18,532,716

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks**	18,166,205	—	—	18,166,205
Short-Term Securities	355,277	—	—	355,277
Total:	18,521,482	—	—	18,521,482

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2022	33

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® measured at the end of the previous twelve months ($25.5 billion as of June 30, 2022). The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

Fund Performance

The Sit Small Cap Growth Fund return was -25.57% over the 12-month period ended June 30, 2022. This compares to the return of -33.43% for the Russell 2000® Growth Index and a -25.20% decline for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

During the 12-month period ending June 30, 2022, the Fund had a strong relative return, outperforming the Russell 2000® Growth Index by +7.86%. Several sectors played a part in the outperformance, with technology playing a major role. Although returns for technology services securities were broadly negative due largely to rising interest rates and concerns around decelerating growth, the Fund’s holdings, including Aspen Technology, Globant SA, and Paycom Software, outperformed the market, owing to resilient business models and strong pricing power. An overweight position as well as stock selection in the transportation sector also augmented performance, as companies, such as Knight-Swift Transportation Holdings, Marten Transport Ltd, and TFI International, benefitted from strong pricing power, especially in the second half of 2021. In addition, stock selection in the producer manufacturing, commercial services, and electronic technology sectors, and a significant underweight in the health technology sector, benefitted returns. Conversely, the key detractor to the Fund’s performance during the period was its lack of ownership of any securities in the energy minerals sector, where equities rallied strongly in the first half of 2022, as tight commodity markets drove prices and profitability higher across the group.

Outlook and Positioning

During the period, the Russell 2000 Growth Index lagged larger capitalization benchmarks significantly mainly due to the subpar performance of small capitalization stocks within the healthcare and technology services sectors. Following three exceptional years from 2019 to 2021, equity returns in 2022 have been negative, as tightening monetary policy challenges equity valuations and corporate earnings growth begins to decelerate, with the potential to turn negative later in the year. In addition, there are numerous crosscurrents (e.g., supply chain disruptions, interest rates, midterm elections, geopolitics) to maintain the recent increase in market volatility. In our view, this backdrop presents an opportunity for stock pickers, following a period where virtually all stocks were buoyed by unprecedented monetary policy easing. We believe

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

investors will be rewarded for identifying companies that can sustain earnings growth and their valuations, even as cyclical conditions moderate. Firms with pricing power will continue to fare particularly well, even if inflation pressures begin to subside. The Fund is broadly overweight technology services stocks, as we view these holdings as well-positioned to benefit from secular trends, such as increasing 5G adoption and the growth of the internet of things, in addition to having deep, competitive moats that should allow for pricing power. The Fund is also focused on companies within the producer manufacturing and industrial services industries, where the inflationary environment (even if it decelerates) should help pricing and margin expansion. In addition, these companies are poised to benefit from pent-up demand stemming from years of underinvestment in infrastructure and from an increase in government spending.

Roger J. Sit         Kent L. Johnson

Robert W. Sit

Portfolio Managers

Information on this page is unaudited.

34	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2022

	Sit Small Cap	Russell 2000®	Russell 2000®
	Growth Fund	Growth Index[1]	Index [2]
One Year	-25.57%	-33.43%	-25.20%
Five Year	7.14	4.80	5.17
Ten Year	8.10	9.30	9.35
Since Inception	9.57	7.45	8.68
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Return do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 6/30/22:	$52.41	Per Share
Net Asset Value 6/30/21:	$82.14	Per Share
Net Assets:	$98.4	Million
Weighted Average Market Cap:	$8.5	Billion

TOP 10 HOLDINGS

1.	Olin Corp.

2.	Monolithic Power Systems, Inc.

3.	Waste Connections, Inc.

4.	KBR, Inc.

5.	Nexstar Media Group, Inc.

6.	CMC Materials, Inc.

7.	Globant SA

8.	PTC, Inc.

9.	TFI International, Inc.

10.	Tenet Healthcare Corp.

Based on net assets as of June 30, 2022.

SECTOR ALLOCATION

Based on net assets as of June 30, 2022.

Information on this page is unaudited.

JUNE 30, 2022	35

SCHEDULE OF INVESTMENTS

June 30, 2022

Sit Small Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 95.0%

Commercial Services - 6.0%
ASGN, Inc. *	19,450	1,755,363
Booz Allen Hamilton Holding Corp.	20,000	1,807,200
Colliers International Group, Inc.	12,700	1,393,317
FTI Consulting, Inc. *	5,250	949,462

		5,905,342

Consumer Durables - 3.8%
BRP, Inc.	8,150	501,306
Helen of Troy, Ltd. *	4,875	791,749
Take-Two Interactive Software, Inc. *	4,075	499,310
Thor Industries, Inc.	11,200	836,976
YETI Holdings, Inc. *	25,325	1,095,813

		3,725,154

Consumer Services - 2.9%
Nexstar Media Group, Inc.	12,725	2,072,648
Vail Resorts, Inc.	3,550	774,077

		2,846,725

Electronic Technology - 9.9%
Arista Networks, Inc. *	15,600	1,462,344
Ciena Corp. *	14,150	646,655
CMC Materials, Inc.	11,650	2,032,809
II-VI, Inc. *	20,075	1,022,821
MKS Instruments, Inc.	13,400	1,375,242
Monolithic Power Systems, Inc.	5,675	2,179,427
Skyworks Solutions, Inc.	10,800	1,000,512

		9,719,810

Energy Minerals - 1.5%
Oasis Petroleum, Inc.	11,975	1,456,759

Finance - 11.0%
Air Lease Corp.	27,625	923,504
American Financial Group, Inc.	4,800	666,288
Artisan Partners Asset Management, Inc.	31,825	1,132,015
Axis Capital Holdings, Ltd.	22,975	1,311,643
First Republic Bank	5,200	749,840
H&E Equipment Services, Inc.	53,175	1,540,480
Hannon Armstrong Sust. Inf. Cap., Inc.	15,975	604,813
Physicians Realty Trust	61,600	1,074,920
Stifel Financial Corp.	11,800	661,036
SVB Financial Group *	2,800	1,105,972
Western Alliance Bancorp	14,300	1,009,580

		10,780,091

Health Services - 4.4%
Addus HomeCare Corp. *	16,850	1,403,268
Encompass Health Corp.	19,675	1,102,784

Name of Issuer	Quantity	Fair Value ($)

Tenet Healthcare Corp. *	34,900	1,834,344

		4,340,396

Health Technology - 12.2%
908 Devices, Inc. *	32,675	672,778
Align Technology, Inc. *	2,150	508,840
AtriCure, Inc. *	23,225	948,974
Bio-Techne Corp.	3,700	1,282,568
Exact Sciences Corp. *	12,425	489,421
Halozyme Therapeutics, Inc. *	26,375	1,160,500
ICU Medical, Inc. *	6,875	1,130,181
Insulet Corp. *	3,525	768,239
PerkinElmer, Inc.	7,000	995,540
Sarepta Therapeutics, Inc. *	13,400	1,004,464
Seres Therapeutics, Inc. *	122,425	419,918
STAAR Surgical Co. *	17,500	1,241,275
STERIS, PLC	6,675	1,376,051

		11,998,749

Industrial Services - 6.6%
EMCOR Group, Inc.	14,200	1,462,032
KBR, Inc.	43,500	2,104,965
MYR Group, Inc. *	8,675	764,528
Waste Connections, Inc.	17,575	2,178,597

		6,510,122

Non-Energy Minerals - 3.1%
AZEK Co., Inc. *	24,200	405,108
Eagle Materials, Inc.	10,300	1,132,382
MP Materials Corp. *	13,175	422,654
Trex Co., Inc. *	20,825	1,133,296

		3,093,440

Process Industries - 3.5%
Avient Corp.	13,200	529,056
Olin Corp.	48,175	2,229,539
Scotts Miracle-Gro Co.	3,700	292,263
Vital Farms, Inc. *	41,675	364,656

		3,415,514

Producer Manufacturing - 8.9%
AZZ, Inc.	22,575	921,511
Belden, Inc.	20,275	1,080,049
Carlisle Cos, Inc.	2,200	524,942
Crane Holdings Co.	19,075	1,670,207
Donaldson Co., Inc.	20,850	1,003,719
Hubbell, Inc.	6,400	1,142,912
Lincoln Electric Holdings, Inc.	8,900	1,097,904
Regal Rexnord Corp.	6,755	766,828

See accompanying notes to financial statements.

36	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Zurn Water Solutions Corp.	19,325	526,413

		8,734,485

Retail Trade - 3.0%
Boot Barn Holdings, Inc. *	14,925	1,028,482
Casey’s General Stores, Inc.	4,300	795,414
Ulta Beauty, Inc. *	3,050	1,175,714

		2,999,610

Technology Services - 12.6%
Altair Engineering, Inc. *	29,983	1,574,108
ANSYS, Inc. *	2,950	705,906
Aspen Technology, Inc. *	5,281	970,014
Euronet Worldwide, Inc. *	12,050	1,212,109
Globant SA *	11,350	1,974,900
GoDaddy, Inc. *	15,025	1,045,139
HubSpot, Inc. *	3,600	1,082,340
Paycom Software, Inc. *	6,225	1,743,747
PTC, Inc. *	17,600	1,871,584
Science Applications International Corp.	2,700	251,370

		12,431,217

Transportation - 5.1%
Alaska Air Group, Inc. *	11,500	460,575
Golar LNG, Ltd. *	23,850	542,588
Knight-Swift Transportation Holdings, Inc.	26,650	1,233,628
Marten Transport, Ltd.	57,175	961,683
TFI International, Inc.	22,925	1,840,419

		5,038,893

Utilities - 0.5%

Spire, Inc.	7,100	528,027

Total Common Stocks (cost: $62,996,077)		93,524,334

Short-Term Securities - 1.2%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.21% (cost $1,144,177)	1,144,177	1,144,177

Total Investments in Securities - 96.2% (cost $64,140,254)		94,668,511

Other Assets and Liabilities, net - 3.8%		3,775,482

Net Assets - 100.0%		$98,443,993

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

JUNE 30, 2022	37

SCHEDULE OF INVESTMENTS

June 30, 2022

Sit Small Cap Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks**	93,524,334	—	—	93,524,334
Short-Term Securities	1,144,177	—	—	1,144,177
Total:	94,668,511	—	—	94,668,511

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

38	SIT MUTUAL FUNDS ANNUAL REPORT

[This page is intentionally left blank.]

JUNE 30, 2022	39

Sit International Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected Developing Markets Growth industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit International Growth Fund posted a return of -23.41% during the 12-month period ended June 30, 2022, compared to a -17.77% return for the MSCI EAFE Index.

Factors that Influenced the Fund’s Performance

International stocks sold off over the past twelve months, largely in sympathy with the U.S. market due to high global inflation driven mostly by soaring energy costs, impacts of a hawkish Federal Reserve, Covid-19 flare-ups, and geopolitical crises, particularly the Russia-Ukraine conflict. The sectors that detracted from Fund performance the most were technology hardware & equipment (owning Logitech International SA), energy (sector underweight), and pharmaceuticals (not owning Novo Nordisk, CSPC Pharmaceutical, and Dechra Pharmaceuticals plc). Contributing favorably to performance were the Fund’s holdings in the capital goods, health care, and commercial & professional services sectors.

Geographically, stock selection in Non-Euroland, Asia Pacific ex-Japan, and Euroland hurt results, while allocation to North America, United Kingdom, and cash added to performance.

Outlook and Positioning

Global economic growth is slowing, as central banks have continued their tightening cycle to restrain inflation. This compounds existing risks from the knock-on effects of the war in Ukraine, Covid-19 lock-downs in China, the negative impact of the stronger U.S. dollar on export demand, a hawkish Federal Reserve, and high energy prices. Recession perils are rising in the Euro Area, as high energy costs spill into core inflation, consumers curb nonessential spending, export demand slows, and financial conditions tighten. Moreso, the region could face a full-blown energy crisis, if Russia continues to weaponize its natural gas exports. Japan’s economic growth outlook is challenged, as headwinds of slowing global growth and ongoing supply chain shortages crimp export growth, while rising domestic prices are starting to sap consumers’ purchasing power. In China, economic activity improved modestly in May, after a deep contraction in April when Shanghai was in full lock-down and Covid-19-induced restrictions disrupted supply chains. The Emerging Market economies face similar challenges, but headwinds are likely peaking, and we expect a better outlook in 2023 as supply shocks lessen and inflation eases.

As to international strategy, we prefer Asia ex-Japan equities, primarily

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada. It is not possible to invest directly in an index. This is the Fund’s primary index.

in China, South Korea, Singapore, and India due to better economic and earnings growth prospects. We are cautiously optimistic about China on an improving economy and a positive policy backdrop, yet volatility could persist, given ongoing Covid-19 uncertainties, Fed tightening, and geopolitical tensions. In China, we like the internet names, reopening trades, and carbon-neutral themed names. Our South Korea, Singapore, and India holdings are a balanced portfolio of cyclical and growth stocks. These names include economic beneficiaries, such as financials, e-commerce, and Covid-19 reopening plays, in addition to technology and material stocks, which will benefit from the secular global transition to renewable energy. Our underweight in Europe is due to rising recession risks and a potential energy crisis. Japan’s underweight stems from the key challenges of a rigid labor market, an aging population, and elevated national debt levels. Our Europe and Japan stocks are in secular/defensive growth companies with pricing power, visible earnings growth, and overseas exposure.

Roger J. Sit

Portfolio Manager

Information on this page is unaudited.

40	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2022

	Sit International Growth Fund	MSCI EAFE Index[1]
One Year	-23.41%	-17.77%
Five Year	2.55	2.20
Ten Year	4.54	5.40
Since Inception (11/1/91)	3.75	4.84

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Index (Europe, Australasia Far East) is an unmanaged free float adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

FUND DIVERSIFICATION-BY REGION

	Sit International Growth Fund	MSCI EAFE Index
Europe	58.6%	64.1%
Asia/Pacific	30.2	35.1
North America	8.3	—
Latin America	1.6	—
Africa/Middle East	—	0.8
Cash & Other Net Assets	1.3	—

Based on net assets as of June 30, 2022.

PORTFOLIO SUMMARY

Net Asset Value 6/30/22:	$17.78	Per Share
Net Asset Value 6/30/21:	$23.27	Per Share
Net Assets:	$22.5	Million
Weighted Average Market Cap:	$112.1	Billion

TOP 10 HOLDINGS

1.	Schneider Electric SE

2.	AstraZeneca, PLC, ADR

3.	BAE Systems, PLC

4.	Sony Group Corp., ADR

5.	Broadcom, Inc.

6.	ASML Holding NV

7.	Diageo, PLC, ADR

8.	Dassault Systemes SE

9.	Iberdrola SA

10.	London Stock Exchange Group, PLC

Based on net assets as of June 30, 2022.

SECTOR ALLOCATION

Based on net assets as of June 30, 2022.

Information on this page is unaudited.

JUNE 30, 2022	41

SCHEDULE OF INVESTMENTS

June 30, 2022

Sit International Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.2%

Asia - 28.7%

Australia - 6.5%
Atlassian Corp., PLC *	1,825	342,005
BHP Group, Ltd., ADR	4,200	235,956
Lynas Rare Earths, Ltd. *	35,775	215,576
Macquarie Group, Ltd.	2,600	295,238
Rio Tinto, PLC, ADR	4,400	268,400
Westpac Banking Corp.	4,425	59,560
Woodside Energy Group, Ltd., ADR	1,517	32,706

		1,449,441

China/Hong Kong - 8.1%
AIA Group, Ltd.	32,200	349,010
Baidu, Inc., ADR *	1,575	234,250
Budweiser Brewing Co. APAC, Ltd.	21,500	64,389
CSPC Pharmaceutical Group, Ltd.	262,960	261,057
ENN Energy Holdings, Ltd.	18,400	302,258
JD.com, Inc.	385	12,403
Ping An Insurance Group Co. of China, Ltd.	33,500	227,765
Tencent Holdings, Ltd.	8,100	365,836

		1,816,968

Japan - 9.0%
Astellas Pharma, Inc.	17,700	275,910
Keyence Corp.	1,000	341,834
Recruit Holdings Co., Ltd.	11,200	329,776
Shiseido Co., Ltd.	4,100	164,568
Sony Group Corp., ADR	6,300	515,151
Terumo Corp.	13,100	394,699

		2,021,938

Singapore - 2.5%
DBS Group Holdings, Ltd.	15,600	333,267
Singapore Technologies Engineering, Ltd.	78,400	230,240

		563,507

South Korea - 2.6%
LG Chem, Ltd.	975	387,477
Samsung Electronics Co., Ltd., GDR	185	201,835

		589,312

Europe - 58.6%

France - 8.8%
AXA SA	11,750	266,708
Dassault Systemes SE	13,125	482,984
Elis SA	8,125	108,135
Faurecia SE *	10,366	205,475
Safran SA	3,200	315,928
Schneider Electric SE	5,000	591,568

		1,970,798

Germany - 5.5%
Allianz SE	2,250	429,419
Deutsche Post AG	6,550	245,322
Infineon Technologies AG	5,700	137,924
Muenchener Rueckversicherungs AG	435	102,203
Siemens AG	3,100	315,411

		1,230,279

Name of Issuer	Quantity	Fair Value ($)

Ireland - 3.4%
Accenture, PLC	550	152,707
CRH, PLC, ADR	4,800	167,136
Linde, PLC	500	143,765
STERIS, PLC	1,450	298,917

		762,525

Netherlands - 3.1%
ASML Holding NV	1,025	487,777
Stellantis NV	16,375	202,395

		690,172

Spain - 3.7%
Cellnex Telecom SA	9,442	366,402
Iberdrola SA	45,900	476,007

		842,409

Sweden - 2.3%
Hexagon AB	26,600	276,278
Telefonaktiebolaget LM Ericsson, ADR	32,350	239,390

		515,668

Switzerland - 12.1%
Interroll Holding AG	75	168,125
Logitech International SA	6,650	346,199
Lonza Group AG	590	314,576
Nestle SA	3,600	420,242
Novartis AG	1,950	165,147
Partners Group Holding AG	490	441,521
Roche Holding AG	1,350	450,471
TE Connectivity, Ltd.	1,100	124,465
Zurich Insurance Group AG	680	295,748

		2,726,494

United Kingdom - 19.7%
Ashtead Group, PLC	5,500	230,246
AstraZeneca, PLC, ADR	8,300	548,381
BAE Systems, PLC	52,600	531,577
Coca-Cola Europacific Partners, PLC	5,400	278,694
Compass Group, PLC	5,925	121,170
Dechra Pharmaceuticals, PLC	6,300	265,194
Diageo, PLC, ADR	2,775	483,183
Entain, PLC *	13,925	211,039
London Stock Exchange Group, PLC	5,100	473,812
Reckitt Benckiser Group, PLC	3,100	232,833
RELX, PLC	12,275	332,138
Shell, PLC, ADR	6,850	358,186
Smith & Nephew, PLC	25,250	352,705

		4,419,158

Latin America - 1.6%

Argentina - 1.6%
Globant SA *	2,050	356,700

North America - 8.3%

Canada - 4.0%
Alimentation Couche-Tard, Inc.	7,400	288,653
BRP, Inc.	1,675	103,087
Colliers International Group, Inc.	1,600	175,536

See accompanying notes to financial statements.

42	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)
Waste Connections, Inc.	2,750	340,890

		908,166

United States - 4.3%
Broadcom, Inc.	1,025	497,955
Euronet Worldwide, Inc. *	1,775	178,547
Mondelez International, Inc.	4,800	298,032

		974,534

Total Common Stocks (cost: $17,396,266)		21,838,069

Investment Companies 1.5%
iShares MSCI India ETF (cost $258,117)	8,700	342,519

Short-Term Securities - 0.8%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.21% (cost $170,760)	170,760	170,760

Total Investments in Securities - 99.5% (cost $17,825,143)		22,351,348

Other Assets and Liabilities, net - 0.5%		102,581

Net Assets - 100.0%		$22,453,929

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

JUNE 30, 2022	43

SCHEDULE OF INVESTMENTS

June 30, 2022

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks
Argentina	356,700	—	—	356,700
Australia	1,449,441	—	—	1,449,441
Canada	908,166	—	—	908,166
China/Hong Kong	1,816,968	—	—	1,816,968
France	1,970,798	—	—	1,970,798
Germany	1,230,279	—	—	1,230,279
Ireland	762,525	—	—	762,525
Japan	2,021,938	—	—	2,021,938
Netherlands	690,172	—	—	690,172
Singapore	563,507	—	—	563,507
South Korea	589,312	—	—	589,312
Spain	842,409	—	—	842,409
Sweden	515,668	—	—	515,668
Switzerland	2,726,494	—	—	2,726,494
United Kingdom	4,419,158	—	—	4,419,158
United States	974,534	—	—	974,534
Investment Companies	342,519	—	—	342,519
Short-Term Securities	170,760	—	—	170,760

Total:	22,351,348	—	—	22,351,348

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

44	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2022	45

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit Developing Markets Growth Fund returned -26.19% during the 12-month period ended June 30, 2022, compared to the MSCI Emerging Markets Index return of -27.20%.

Factors that Influenced the Fund’s Performance

The Fund slightly outperformed its benchmark during a time replete with risks from the Russia-Ukraine conflict, high inflation, slowdown in China, and Covid-19 flare-ups. Contributing to outperformance during the 12-month period were the Fund’s holdings in Funds (iShares MSCI India ETF), pharmaceuticals (not owning Wuxi Biologics Cayman), and semiconductors (Broadcom). On the negative side, sectors that hurt performance were software & services (PagSeguro Digital Ltd and Sea Ltd), banks (not owning Al Rajhi Bank and National Bank of Kuwait S.A.K.), and materials (LG Chem Ltd).

Geographically, holdings in the regions of Non-Euroland (no exposure), Asia/Pacific ex-Japan (iShares MSCI India ETF, DBS Group Holdings Ltd, and Broadcom) and cash added value, while Africa/Mideast (not owning National Bank of Kuwait S.A.K. and Saudi Arabian Oil Co.), Latin America (PagSeguro Digital Ltd), and North America (Skyworks Solutions) contributed negatively. By country, Hong Kong, Russia, and Singapore helped performance, and China, India, and Brazil detracted.

Outlook and Positioning

Global economic growth is slowing, as central banks have continued their tightening cycle to control inflation. This compounds existing risks from the knock-on effects of the war in Ukraine, Covid-19 lockdowns in China, the negative impact of the stronger U.S. dollar on export demand, a hawkish Federal Reserve, and high energy prices. China’s economic activity improved modestly in May, after a deep contraction in April, when Shanghai was in full lockdown and Covid-19-induced restrictions disrupted supply chains. Growth is set to improve in June, on reopening of Shanghai. While rolling lockdowns may still happen under China’s zero-Covid-19 policy, a repeat of a Shanghai-style lock-down is less likely, given the government’s faster response to Covid-19 outbreaks. China is also easing monetary policy along with providing fiscal stimulus via infrastructure spending and auto demand incentives to help growth. The Emerging Market economies face similar challenges, but headwinds are likely peaking and we expect a better outlook in

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

2023, as supply shocks lessen and inflation eases. Moreso, any recessions will likely be mild, as global developed markets’ economies are healthier (e.g., balance sheets, consumer savings, stronger labor market) and China’s economy is recovering. Regarding developing markets strategy, we are positive on equities in China, South Korea, Singapore, India, and Mexico due to better economic and earnings growth prospects. We are cautiously optimistic about China on an improving economy and a positive policy backdrop, yet volatility could continue, given ongoing Covid-19 uncertainties, Fed tightening, and geopolitical tensions. In China, we like the internet names, reopening trades, and carbon-neutral themed names. Our South Korea, Singapore, India, and Mexico holdings are a balanced portfolio of cyclical and growth stocks, plus consumer staples. These names include economic beneficiaries, such as financials, e-commerce, gaming, and Covid-19 reopening plays, in addition to technology and material stocks, which will benefit from the secular global transition to renewable energy.

Roger J. Sit       Raymond E. Sit

Portfolio Managers

Information on this page is unaudited.

46	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2022

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index[1]
One Year	-26.19%	-27.20%
Five Year	1.78	-0.20
Ten Year	1.98	0.66
Since Inception (7/1/94)	3.59	2.66

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

FUND DIVERSIFICATION BY- REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia/Pacific	76.8%	79.7%
Africa/Middle East	7.7	11.0
Latin America	7.1	7.8
North America	5.3	—
Europe	1.2	1.5
Cash & Other Net Assets	1.9	—

Based on net assets as of June 30, 2022.

PORTFOLIO SUMMARY

Net Asset Value 6/30/22:	$15.46	Per Share
Net Asset Value 6/30/21:	$21.40	Per Share
Net Assets:	$9.4	Million
Weighted Average Market Cap:	$237.7	Billion

TOP 10 HOLDINGS

1.	Taiwan Semiconductor Co.
2.	Samsung Electronics Co., Ltd.
3.	iShares MSCI India ETF
4.	Tencent Holdings, Ltd.
5.	ENN Energy Holdings, Ltd.
6.	DBS Group Holdings, Ltd.
7.	Alibaba Group Holding, Ltd., ADR
8.	HDFC Bank, Ltd., ADR
9.	Broadcom, Inc.
10.	Hong Kong Exchanges & Clearing, Ltd.

Based on net assets as of June 30, 2022.

SECTOR ALLOCATION

Based on net assets as of June 30, 2022.

Information on this page is unaudited.

JUNE 30, 2022	47

SCHEDULE OF INVESTMENTS

June 30, 2022

Sit Developing Markets Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 93.7%

Africa/Middle East - 7.7%

Israel - 2.1%
NICE, Ltd., ADR *	1,050	202,072

South Africa - 5.6%
Bid Corp., Ltd.	13,200	248,937
Bidvest Group, Ltd.	5,525	71,178
Naspers, Ltd.	1,425	207,392

		527,507

Asia - 72.4%

Australia - 2.5%
Atlassian Corp., PLC *	450	84,330
Rio Tinto, PLC, ADR	2,475	150,975

		235,305

China/Hong Kong - 36.2%
AIA Group, Ltd.	21,400	231,951
Alibaba Group Holding, Ltd., ADR *	2,700	306,936
Baidu, Inc., ADR *	1,100	163,603
Budweiser Brewing Co. APAC, Ltd.	46,000	137,763
China International Capital Corp., Ltd.	58,400	124,439
China Mengniu Dairy Co., Ltd.	43,000	214,540
China Petroleum & Chemical Corp., ADR	1,400	62,706
CSPC Pharmaceutical Group, Ltd.	230,400	228,732
ENN Energy Holdings, Ltd.	19,800	325,256
GDS Holdings, Ltd., ADR *	1,000	33,390
Hong Kong Exchanges & Clearing, Ltd.	5,100	250,879
JD.com, Inc.	542	17,462
JD.com, Inc., ADR	3,600	231,192
LK Technology Holdings, Ltd.	47,500	90,801
Meituan*	6,000	148,494
Ping An Insurance Group Co. of China, Ltd.	19,900	135,299
Sands China, Ltd. *	42,400	101,153
Sinopharm Group Co., Ltd.	44,900	108,834
Tencent Holdings, Ltd.	8,200	370,352
Trip.com Group, Ltd., ADR *	4,450	122,153

		3,405,935

India - 3.1%

HDFC Bank, Ltd., ADR	5,350	294,036

Indonesia - 2.6%
Astra International Tbk PT	176,000	78,268
XL Axiata Tbk PT	948,800	165,590

		243,858

Singapore - 5.7%
DBS Group Holdings, Ltd.	14,500	309,768
Flex, Ltd. *	4,000	57,880
Sea, Ltd, ADR *	600	40,116
Singapore Technologies Engineering, Ltd.	44,000	129,216

		536,980

South Korea - 10.6%
LG Chem, Ltd.	575	228,512
NAVER Corp.	450	83,179
Samsung Electronics Co., Ltd.	10,925	479,610

Name of Issuer	Quantity	Fair Value ($)

Shinhan Financial Group Co., Ltd.	7,200	205,453

		996,754

Taiwan - 10.2%
Cathay Financial Holding Co., Ltd.	82,085	140,519
Hon Hai Precision Industry Co., Ltd., GDR	23,700	173,484
Taiwan Semiconductor Co.	37,482	600,045
Taiwan Semiconductor Co., ADR	525	42,919

		956,967

Thailand - 1.5%

Bangkok Bank PCL	36,500	137,823

Europe - 1.2%

Netherlands - 1.2%

Prosus NV	1,700	111,309

Latin America - 7.1%

Argentina - 2.2%

Globant SA *	1,175	204,450

Brazil - 2.0%
Ambev SA, ADR	21,575	54,153
Banco Bradesco SA	30,350	99,689
Lojas Renner SA	8,130	35,062

		188,904

Chile - 0.8%

Banco Santander Chile, ADR	4,700	76,563

Peru - 2.1%

Southern Copper Corp.	3,900	194,259

North America - 5.3%

Mexico - 1.7%
Fomento Economico Mexicano, ADR	1,575	106,297
Grupo Bimbo SAB de CV	16,000	52,282

		158,579

United States - 3.6%
Broadcom, Inc.	550	267,195
Skyworks Solutions, Inc.	775	71,796

		338,991

Total Common Stocks (cost: $7,076,142)		8,810,292

Investment Companies 4.4%

iShares MSCI India ETF (cost $312,486)	10,400	409,447

Short-Term Securities - 1.7%

Fidelity Inst. Money Mkt. Gvt. Fund, 1.21% (cost $160,432)	160,432	160,432

Total Investments in Securities - 99.8% (cost $7,549,060)		9,380,171

Other Assets and Liabilities, net - 0.2%		19,450

Net Assets - 100.0%		$9,399,621

See accompanying notes to financial statements.

48	SIT MUTUAL FUNDS ANNUAL REPORT

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2022 is as follows (see Note 2-significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Argentina	204,450	—	—	204,450
Australia	235,305	—	—	235,305
Brazil	188,904	—	—	188,904
Chile	76,563	—	—	76,563
China/Hong Kong	3,405,935	—	—	3,405,935
India	294,036	—	—	294,036
Indonesia	243,858	—	—	243,858
Israel	202,072	—	—	202,072
Mexico	158,579	—	—	158,579
Netherlands	111,309	—	—	111,309
Peru	194,259	—	—	194,259
Singapore	536,980	—	—	536,980
South Africa	527,507	—	—	527,507
South Korea	996,754	—	—	996,754
Taiwan	956,967	—	—	956,967
Thailand	137,823	—	—	137,823
United States	338,991	—	—	338,991
Investment Companies	409,447	—	—	409,447
Short-Term Securities	160,432	—	—	160,432

Total:	9,380,171	—	—	9,380,171

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2022	49

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2022

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund

ASSETS
Investments in securities, at identified cost	$39,523,649	$182,236,417	$26,496,240

Investments in securities, at fair value - see accompanying schedule for detail	$48,033,168	$212,535,746	$40,388,304
Cash in bank on demand deposit	—	—	—
Accrued interest and dividends receivable	134,949	297,544	92,501
Receivable for investment securities sold	—	2,248,686	—
Receivable for Fund shares sold	1,145	148,221	1,795

Total assets	48,169,262	215,230,197	40,482,600

LIABILITIES
Payable for investment securities purchased	—	2,124,552	—
Payable for Fund shares redeemed	10,467	50,325	250
Accrued investment management fees and advisory fees	32,367	125,179	33,887
Accrued Rule 12b-1 fees (Class S)	—	4,624	710

Total liabilities	42,834	2,304,680	34,847

Net assets applicable to outstanding capital stock	$48,126,428	$212,925,517	$40,447,753

Net assets consist of:
Capital (par value and paid-in surplus)	$37,938,505	$165,780,126	$26,468,240
Total distributable earnings (loss), including unrealized appreciation (depreciation)	10,187,923	47,145,391	13,979,513

	$48,126,428	$212,925,517	$40,447,753

Outstanding shares:
Common Shares (Class I)*	1,791,530	13,366,321	1,874,191

Common Shares (Class S)*	—	1,543,817	171,751

Net assets applicable to outstanding shares:
Common Shares (Class I)*	$48,126,428	$191,010,200	$37,056,971

Common Shares (Class S)*	—	21,915,317	3,390,782

Net asset value per share of outstanding capital stock:
Common Shares (Class I)*	$26.86	$14.29	$19.77

Common Shares (Class S)*	—	14.20	19.74

*	Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.

50	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$63,008,123	$5,414,981	$107,162,298	$15,677,453	$64,140,254	$17,825,143	$7,549,060

$136,505,604	$7,312,006	$164,561,934	$18,521,482	$94,668,511	$22,351,348	$9,380,171
—	—	—	—	—	—	1
73,123	12,734	33,376	24,625	69,180	118,762	25,136
—	—	9,377	—	3,834,819	—	—
4,678	—	4,364	2,509	9,260	1,851	1,979

136,583,405	7,324,740	164,609,051	18,548,616	98,581,770	22,471,961	9,407,287

—	—	—	—	—	—	—
31,991	—	2,430	700	10,470	1,463	149
116,232	6,197	176,873	14,273	127,307	16,569	7,517
—	753	—	927	—	—	—

148,223	6,950	179,303	15,900	137,777	18,032	7,666

$136,435,182	$7,317,790	$164,429,748	$18,532,716	$98,443,993	$22,453,929	$9,399,621

$58,494,885	$5,198,561	$103,695,490	$15,333,572	$67,260,927	$17,792,781	$7,402,311
77,940,297	2,119,229	60,734,258	3,199,144	31,183,066	4,661,148	1,997,310

$136,435,182	$7,317,790	$164,429,748	$18,532,716	$98,443,993	$22,453,929	$9,399,621

2,825,441	251,590	9,693,549	1,105,633	1,878,297	1,262,815	607,970

—	242,641	—	336,744	—	—	—

$136,435,182	$3,740,336	$164,429,748	$14,209,418	$98,443,993	$22,453,929	$9,399,621

—	3,577,454	—	4,323,298	—	—	—

$48.29	$14.87	$16.96	$12.85	$52.41	$17.78	$15.46

—	14.74	—	12.84	—	—	—

JUNE 30, 2022	51

STATEMENTS OF OPERATIONS

Year Ended June 30, 2022

		Sit	Global
	Sit	Dividend	Dividend
	Balanced	Growth	Growth
	Fund	Fund	Fund

Investment income:
Income:
Dividends*	$474,173	$5,089,472	$883,955
Interest	605,472	2,026	805

Total income	1,079,645	5,091,498	884,760

Expenses (note 4):
Investment management and advisory service fee	665,393	2,412,023	580,216
12b-1 fees (Class S)	—	67,465	10,197

Total expenses	665,393	2,479,488	590,413

Less fees and expenses waived by investment adviser	(60,702)	(723,607)	(116,043)

Total net expenses	604,691	1,755,881	474,370

Net investment income (loss)	474,954	3,335,617	410,390

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	2,359,977	25,348,602	806,046
Net realized gain (loss) on foreign currency transactions	—	661	(3,082)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(12,491,710)	(44,984,342)	(6,395,328)

Net gain (loss)	(10,131,733)	(19,635,079)	(5,592,364)

Net increase (decrease) in net assets resulting from operations	($9,656,779)	($16,299,462)	($5,181,974)

* Foreign taxes withheld on dividends received	$2,887	$20,690	$27,668

See accompanying notes to financial statements.

52	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Developing Markets Growth Fund

$1,477,374	$138,995	$1,586,779	$410,857	$1,090,024	$611,445	$274,938
1,590	72	4,088	582	2,450	251	209

1,478,964	139,067	1,590,867	411,439	1,092,474	611,696	275,147

1,745,140	112,174	2,708,300	276,187	1,967,728	439,671	234,430

—	10,615	—	12,934	—	—	—

1,745,140	122,789	2,708,300	289,121	1,967,728	439,671	234,430

—	(22,435)	—	(65,741)	—	(87,049)	(94,198)

1,745,140	100,354	2,708,300	223,380	1,967,728	352,622	140,232

(266,176)	38,713	(1,117,433)	188,059	(875,254)	259,074	134,915

9,487,470	283,241	11,614,655	862,054	7,511,710	695,492	82,047
—	(253)	—	12	27	(2,870)	(1,108)

(40,967,507)	(1,847,947)	(64,721,093)	(4,651,240)	(41,245,382)	(8,092,173)	(3,750,421)

(31,480,037)	(1,564,959)	(53,106,438)	(3,789,174)	(33,733,645)	(7,399,551)	(3,669,482)

($31,746,213)	($1,526,246)	($54,223,871)	($3,601,115)	($34,608,899)	($7,140,477)	($3,534,567)

$7,383	$7,909	$5,299	$1,216	$7,987	$48,789	$22,258

JUNE 30, 2022	53

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021

Operations:
Net investment income (loss)	$474,954	$430,852	$3,335,617	$2,949,079
Net realized gain (loss) on investments and foreign currency transactions	2,359,977	1,698,152	25,349,263	24,965,923
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	(12,491,710)	11,329,221	(44,984,342)	42,687,814

Net increase (decrease) in net assets resulting from operations	(9,656,779)	13,458,225	(16,299,462)	70,602,816

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(2,956,313)	(884,972)	(25,681,861)	(13,049,387)
Common shares (Class S)	—	—	(3,168,345)	(1,943,636)

Total distributions	(2,956,313)	(884,972)	(28,850,206)	(14,993,023)

Capital share transactions:
Proceeds from shares sold
Common Shares (Class I)	13,412,686	18,674,720	28,157,324	18,080,843
Common Shares (Class S)	—	—	1,509,331	1,691,612
Reinvested distributions
Common Shares (Class I)	2,928,301	873,871	24,442,835	12,322,264
Common Shares (Class S)	—	—	3,159,382	1,939,456
Payments for shares redeemed
Common Shares (Class I)	(21,844,017)	(12,536,795)	(28,473,035)	(43,647,701)
Common Shares (Class S)	—	—	(9,393,310)	(9,175,403)

Increase (decrease) in net assets from capital transactions	(5,503,030)	7,011,796	19,402,527	(18,788,929)

Total increase (decrease) in net assets	(18,116,122)	19,585,049	(25,747,141)	36,820,864

Net assets:
Beginning of year	66,242,550	46,657,501	238,672,658	201,851,794

End of year	$48,126,428	$66,242,550	$212,925,517	$238,672,658

Capital transactions in shares:
Sold
Common Shares (Class I)	398,336	637,633	1,663,335	1,149,761
Common Shares (Class S)	—	—	89,054	108,736
Reinvested distributions
Common Shares (Class I)	88,175	29,661	1,442,952	824,322
Common Shares (Class S)	—	—	187,577	130,480
Redeemed
Common Shares (Class I)	(711,508)	(419,877)	(1,676,083)	(2,852,269)
Common Shares (Class S)	—	—	(545,058)	(598,376)

Net increase (decrease)	(224,997)	247,417	1,161,777	(1,237,346)

See accompanying notes to financial statements.

54	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit ESG Growth Fund
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021

$410,390	$405,965	($266,176)	($167,980)	$38,713	$48,322
802,964	125,639	9,487,470	9,623,514	282,988	100,056

(6,395,328)	11,262,561	(40,967,507)	42,783,888	(1,847,947)	1,991,735

(5,181,974)	11,794,165	(31,746,213)	52,239,422	(1,526,246)	2,140,113

(334,135)	(357,992)	(10,822,278)	(7,944,944)	(71,656)	(24,675)
(22,870)	(28,011)	—	—	(59,748)	(17,325)

(357,005)	(386,003)	(10,822,278)	(7,944,944)	(131,404)	(42,000)

1,661,272	2,902,906	4,420,115	9,860,034	157,956	444,726
199,533	416,519	—	—	72,207	164,047

314,053	337,222	10,641,515	7,789,099	71,656	24,675
22,870	28,011	—	—	59,748	17,325

(1,306,482)	(3,500,671)	(13,154,398)	(14,001,175)	(473,310)	(220,362)
(458,731)	(790,219)	—	—	(32,242)	(44,889)

432,515	(606,232)	1,907,232	3,647,958	(143,985)	385,522

(5,106,464)	10,801,930	(40,661,259)	47,942,436	(1,801,635)	2,483,635

45,554,217	34,752,287	177,096,441	129,154,005	9,119,425	6,635,790

$40,447,753	$45,554,217	$136,435,182	$177,096,441	$7,317,790	$9,119,425

72,461	146,001	71,691	178,421	8,598	27,965
8,666	19,926	—	—	4,130	9,845

13,860	18,355	163,590	143,077	3,783	1,528
1,014	1,551	—	—	3,176	1,078

(57,269)	(178,590)	(219,041)	(256,363)	(27,259)	(14,072)
(20,277)	(40,393)	—	—	(1,728)	(3,063)

18,455	(33,150)	16,240	65,135	(9,300)	23,281

JUNE 30, 2022	55

STATEMENTS OF CHANGES IN NET ASSETS

			Sit Small Cap
	Sit Mid Cap Growth Fund		Dividend Growth Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021

Operations:
Net investment income (loss)	($1,117,433)	($941,886)	$188,059	$165,598
Net realized gain (loss) on investments and foreign currency transactions	11,614,655	22,390,062	862,066	1,358,073
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	(64,721,093)	44,094,365	(4,651,240)	5,771,758

Net increase (decrease) in net assets resulting from operations	(54,223,871)	65,542,541	(3,601,115)	7,295,429

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(26,173,363)	(8,583,537)	(1,438,331)	(113,108)
Common shares (Class S)	—	—	(429,103)	(24,893)

Total distributions	(26,173,363)	(8,583,537)	(1,867,434)	(138,001)

Capital share transactions:
Proceeds from shares sold
Common Shares (Class I)	1,319,860	2,098,452	844,902	1,343,221
Common Shares (Class S)	—	—	219,344	207,521
Reinvested distributions
Common Shares (Class I)	25,308,092	8,275,873	1,350,645	106,295
Common Shares (Class S)	—	—	414,564	23,534
Payments for shares redeemed
Common Shares (Class I)	(9,971,539)	(11,906,951)	(924,477)	(1,573,920)
Common Shares (Class S)	—	—	(204,817)	(469,090)

Increase (decrease) in net assets from capital transactions	16,656,413	(1,532,626)	1,700,161	(362,439)

Total increase (decrease) in net assets	(63,740,821)	55,426,378	(3,768,388)	6,794,989

Net assets:
Beginning of year	228,170,569	172,744,191	22,301,104	15,506,115

End of year	$164,429,748	$228,170,569	$18,532,716	$22,301,104

Capital transactions in shares:
Sold
Common Shares (Class I)	60,388	91,500	52,492	95,823
Common Shares (Class S)	—	—	13,840	14,152
Reinvested distributions
Common Shares (Class I)	1,096,063	356,565	85,026	8,203
Common Shares (Class S)	—	—	26,101	1,849
Redeemed
Common Shares (Class I)	(441,904)	(536,013)	(54,966)	(115,706)
Common Shares (Class S)	—	—	(13,515)	(32,458)

Net increase (decrease)	714,547	(87,948)	108,978	(28,137)

See accompanying notes to financial statements.

56	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Small Cap Growth Fund		Sit International Growth Fund		Sit Developing Markets Growth Fund
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021

($875,254)	($790,058)	$259,074	$72,797	$134,915	$6,399

7,511,737	18,466,132	692,622	633,288	80,939	263,674

(41,245,382)	31,510,430	(8,092,173)	7,204,562	(3,750,421)	2,961,280

(34,608,899)	49,186,504	(7,140,477)	7,910,647	(3,534,567)	3,231,353

(19,675,197)	(4,398,753)	(72,739)	(61,406)	(252,776)	(34,798)
—	—	—	—	—	—

(19,675,197)	(4,398,753)	(72,739)	(61,406)	(252,776)	(34,798)

1,398,827	5,203,639	767,114	2,038,696	682,993	1,604,37 5
—	—	—	—	—	—

19,201,055	4,280,437	71,582	60,436	247,111	34,053
—	—	—	—	—	—

(13,730,915)	(9,025,408)	(2,516,151)	(1,608,332)	(1,625,794)	(1,212,118)
—	—	—	—	—	—

6,868,967	458,668	(1,677,455)	490,800	(695,690)	426,310

(47,415,129)	45,246,419	(8,890,671)	8,340,041	(4,483,033)	3,622,865

145,859,122	100,612,703	31,344,600	23,004,559	13,882,654	10,259,789

$98,443,993	$145,859,122	$22,453,929	$31,344,600	$9,399,621	$13,882,654

19,358	70,046	33,021	98,959	36,524	78,575
—	—	—	—	—	—

276,393	59,649	3,120	2,881	13,548	1,656
—	—	—	—	—	—

(193,154)	(125,100)	(120,475)	(78,288)	(90,929)	(61,790)
—	—	—	—	—	—

102,597	4,595	(84,334)	23,552	(40,857)	18,441

JUNE 30, 2022	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Year Ended June 30,

	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$32.85	$26.37	$25.06	$23.76	$22.71

Operations:
Net investment income [1]	0.23	0.22	0.25	0.32	0.25
Net realized and unrealized gains (losses)	(4.86)	6.71	2.64	1.52	1.96

Total from operations	(4.63)	6.93	2.89	1.84	2.21

Distributions to Shareholders:
From net investment income	(0.22)	(0.20)	(0.27)	(0.31)	(0.27)
From net realized gains	(1.14)	(0.25)	(1.31)	(0.23)	(0.89)

Total distributions	(1.36)	(0.45)	(1.58)	(0.54)	(1.16)

Net Asset Value
End of period	$26.86	$32.85	$26.37	$25.06	$23.76

Total investment return [2]	(14.87%)	26.48%	11.91%	7.98%	9.84%

Net assets at end of period (000’s omitted)	$48,126	$66,243	$46,658	$34,465	$37,541

Ratios: [3]
Expenses (without waiver)	1.00%[4]	1.00%	1.00%	1.00%	1.00%
Expenses (with waiver)	0.91%[4]	—	—	—	—
Net investment income (without waiver)	0.62%	0.74%	0.99%	1.33%	1.07%
Net investment income (with waiver)	0.71%	—	—	—	—

Portfolio turnover rate (excluding short-term securities)	39.92%	38.30%	58.63%	50.45%	50.49%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.00% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

58	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I	Year Ended June 30,
	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$17.37	$13.48	$14.45	$16.69	$16.88

Operations:
Net investment income [1]	0.24	0.21	0.22	0.38	0.26
Net realized and unrealized gains (losses)	(1.19)	4.75	0.64	0.55	1.49

Total from operations	(0.95)	4.96	0.86	0.93	1.75
Redemption fee [2]	—	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.24)	(0.21)	(0.24)	(0.40)	(0.26)
From net realized gains	(1.89)	(0.86)	(1.59)	(2.77)	(1.68)

Total distributions	(2.13)	(1.07)	(1.83)	(3.17)	(1.94)

Net Asset Value
End of period	$14.29	$17.37	$13.48	$14.45	$16.69

Total investment return [3]	(7.27%)	38.13%	5.46%	8.37%	10.36%

Net assets at end of period (000’s omitted)	$191,010	$207,378	$172,746	$214,204	$918,584

Ratios: [4]
Expenses (without waiver) [5]	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses (with waiver) [5]	0.70%	0.70%	0.70%	0.70%	0.78%
Net investment income (without waiver)	1.11%	1.08%	1.30%	2.04%	1.31%
Net investment income (with waiver)	1.41%	1.38%	1.60%	2.34%	1.53%

Portfolio turnover rate (excluding short-term securities)	58.96%	42.93%	68.43%	51.52%	68.38%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.00% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2022	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class S	Year Ended June 30,
	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$17.27	$13.40	$14.37	$16.61	$16.81

Operations:
Net investment income [1]	0.19	0.17	0.19	0.32	0.22
Net realized and unrealized gains (losses)	(1.17)	4.73	0.63	0.57	1.47

Total from operations	(0.98)	4.90	0.82	0.89	1.69
Redemption fee	—	— [2]	— [2]	— [2]	— [2]
Distributions to Shareholders:
From net investment income	(0.20)	(0.17)	(0.20)	(0.36)	(0.21)
From net realized gains	(1.89)	(0.86)	(1.59)	(2.77)	(1.68)

Total distributions	(2.09)	(1.03)	(1.79)	(3.13)	(1.89)

Net Asset Value
End of period	$14.20	$17.27	$13.40	$14.37	$16.61

Total investment return [3]	(7.50%)	37.87%	5.19%	8.12%	10.06%

Net assets at end of period (000’s omitted)	$21,915	$31,295	$29,106	$39,729	$51,331

Ratios: [4]
Expenses (without waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) [5]	0.95%	0.95%	0.95%	0.95%	0.03%
Net investment income (without waiver)	0.85%	0.83%	1.05%	1.80%	1.06%
Net investment income (with waiver)	1.15%	1.13%	1.35%	2.10%	1.28%

Portfolio turnover rate (excluding short-term securities)	58.96%	42.93%	68.43%	51.52%	68.38%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

60	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class I	Year Ended June 30,
	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$22.47	$16.87	$16.34	$15.24	$14.54

Operations:
Net investment income [1]	0.21	0.20	0.22	0.28	0.27
Net realized and unrealized gains (losses)	(2.73)	5.59	0.57	1.10	0.67

Total from operations	(2.52)	5.79	0.79	1.38	0.94
Redemption fee	—	—	— [2]	— [2]	—
Distributions to Shareholders:
From net investment income	(0.18)	(0.19)	(0.26)	(0.28)	(0.24)

Net Asset Value
End of period	$19.77	$22.47	$16.87	$16.34	$15.24

Total investment return [3]	(11.31%)	34.61%	4.93%	9.18%	6.46%

Net assets at end of period (000’s omitted)	$37,057	$41,461	$31,361	$30,823	$28,778

Ratios: [4]
Expenses (without waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) [5]	1.00%	1.00%	1.00%	1.00%	1.06%
Net investment income (without waiver)	0.66%	0.77%	1.11%	1.53%	1.59%
Net investment income (with waiver)	0.91%	1.02%	1.36%	1.78%	1.78%

Portfolio turnover rate (excluding short-term securities)	4.64%	11.55%	22.15%	15.07%	19.80%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2022	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class S	Year Ended June 30,
	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$22.45	$16.85	$16.33	$15.22	$14.53

Operations:
Net investment income [1]	0.15	0.15	0.18	0.24	0.23
Net realized and unrealized gains (losses)	(2.73)	5.60	0.56	1.11	0.66

Total from operations	(2.58)	5.75	0.74	1.35	0.89
Redemption fee	—	— [2]	— [2]	—	—
Distributions to Shareholders:
From net investment income	(0.13)	(0.15)	(0.22)	(0.24)	(0.20)

Net Asset Value
End of period	$19.74	$22.45	$16.85	$16.33	$15.22

Total investment return [3]	(11.58%)	34.32%	4.60%	8.98%	6.13%

Net assets at end of period (000’s omitted)	$3,391	$4,093	$3,391	$3,241	$3,246

Ratios: [4]
Expenses (without waiver) [5]	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses (with waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.31%
Net investment income (without waiver)	0.39%	0.52%	0.87%	1.28%	1.33%
Net investment income (with waiver)	0.64%	0.77%	1.12%	1.53%	1.52%

Portfolio turnover rate (excluding short-term securities)	4.64%	11.55%	22.15%	15.07%	19.80%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

62	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Year Ended June 30,
	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$63.04	$47.07	$42.53	$42.40	$40.56

Operations:
Net investment income (loss) [1]	(0.09)	(0.06)	0.07	0.16	0.13
Net realized and unrealized gains (losses)	(10.74)	18.95	8.60	3.61	6.55

Total from operations	(10.83)	18.89	8.67	3.77	6.68
Redemption fee	—	— [2]	— [2]	— [2]	— [2]
Distributions to Shareholders:
From net investment income	—	(0.02)	(0.12)	(0.15)	(0.17)
From net realized gains	(3.92)	(2.90)	(4.01)	(3.49)	(4.67)

Total distributions	(3.92)	(2.92)	(4.13)	(3.64)	(4.84)

Net Asset Value
End of period	$48.29	$63.04	$47.07	$42.53	$42.40

Total investment return [3]	(18.78%)	41.12%	21.34%	10.54%	16.93%

Net assets at end of period (000’s omitted)	$136,435	$177,096	$129,154	$116,581	$118,792

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.15%)	(0.11%)	0.17%	0.39%	0.30%

Portfolio turnover rate (excluding short-term securities)	10.83%	9.75%	14.53%	16.02%	15.02%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2022	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class I	Year Ended June 30,
	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$18.17	$13.85	$13.21	$12.37	$11.29

Operations:
Net investment income [1]	0.10	0.12	0.12	0.17	0.16
Net realized and unrealized gains (losses)	(3.13)	4.30	0.74	0.83	1.03

Total from operations	(3.03)	4.42	0.86	1.00	1.19
Redemption fee	—	— [2]	—	—	—
Distributions to Shareholders:
From net investment income	(0.08)	(0.10)	(0.17)	(0.16)	(0.11)
From net realized gains	(0.19)	—	(0.05)	—	—

Total distributions	(0.27)	(0.10)	(0.22)	(0.16)	(0.11)

Net Asset Value
End of period	$14.87	$18.17	$13.85	$13.21	$12.37

Total investment return [3]	(16.97%)	31.97%	6.47%	8.30%	10.57%

Net assets at end of period (000’s omitted)	$3,740	$4,841	$3,477	$3,387	$3,041

Ratios: [4]
Expenses (without waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) [5]	1.00%	1.00%	1.00%	1.00%	1.06%
Net investment income (without waiver)	0.30%	0.48%	0.63%	1.14%	1.10%
Net investment income (with waiver)	0.55%	0.73%	0.88%	1.38%	1.29%

Portfolio turnover rate (excluding short-term securities)	9.23%	7.39%	25.28%	9.26%	14.97%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

64	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class S	Year Ended June 30,
	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$18.05	$13.78	$13.16	$12.34	$11.28

Operations:
Net investment income [1]	0.05	0.08	0.08	0.14	0.13
Net realized and unrealized gains (losses)	(3.11)	4.27	0.74	0.83	1.03

Total from operations	(3.06)	4.35	0.82	0.97	1.16
Distributions to Shareholders:
From net investment income	(0.06)	(0.08)	(0.15)	(0.15)	(0.10)
From net realized gains	(0.19)	—	(0.05)	—	—

Total distributions	(0.25)	(0.08)	(0.20)	(0.15)	(0.10)

Net Asset Value
End of period	$14.74	$18.05	$13.78	$13.16	$12.34

Total investment return [2]	(17.24%)	31.61%	6.22%	8.01%	10.37%

Net assets at end of period (000’s omitted)	$3,577	$4,279	$3,158	$2,895	$2,660

Ratios: [3]
Expenses (without waiver) [4]	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses (with waiver) [4]	1.25%	1.25%	1.25%	1.25%	1.31%
Net investment income (without waiver)	0.05%	0.23%	0.38%	0.89%	0.84%
Net investment income (with waiver)	0.30%	0.48%	0.63%	1.14%	1.03%

Portfolio turnover rate (excluding short-term securities)	9.23%	7.39%	25.28%	9.26%	14.97%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2022	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Year Ended June 30,
	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$25.41	$19.05	$18.84	$18.96	$18.06

Operations:
Net investment loss [1]	(0.12)	(0.10)	(0.05)	(0.03)	(0.03)
Net realized and unrealized gains (losses)	(5.37)	7.44	1.64	1.79	1.71

Total from operations	(5.49)	7.34	1.59	1.76	1.68
Redemption fee [2]	—	—	—	—	—
Distributions to Shareholders:
From net investment income	—	—	—	—	— [2]
From net realized gains	(2.96)	(0.98)	(1.38)	(1.88)	(0.78)

Total distributions	(2.96)	(0.98)	(1.38)	(1.88)	(0.78)

Net Asset Value
End of period	$16.96	$25.41	$19.05	$18.84	$18.96

Total investment return [3]	(24.70%)	38.99%	8.75%	11.76%	9.42%

Net assets at end of period (000’s omitted)	$164,430	$228,171	$172,744	$169,099	$158,501

Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment loss	(0.52%)	(0.46%)	(0.27%)	(0.16%)	(0.17%)

Portfolio turnover rate (excluding short-term securities)	13.16%	19.54%	25.58%	27.70%	28.89%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

66	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class I	Year Ended June 30,
	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$16.73	$11.39	$11.89	$12.27	$11.47

Operations:
Net investment income [1]	0.14	0.13	0.13	0.15	0.11
Net realized and unrealized gains (losses)	(2.61)	5.32	(0.49)	(0.25)	0.80

Total from operations	(2.47)	5.45	(0.36)	(0.10)	0.91
Redemption fee	— [2]	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.14)	(0.11)	(0.14)	(0.15)	(0.11)
From net realized gains	(1.27)	—	—	(0.13)	—

Total distributions	(1.41)	(0.11)	(0.14)	(0.28)	(0.11)

Net Asset Value
End of period	$12.85	$16.73	$11.39	$11.89	$12.27

Total investment return [3]	(16.30%)	48.13%	(3.05%)	(0.54%)	8.00%

Net assets at end of period (000’s omitted)	$14,209	$17,114	$11,786	$12,559	$14,597

Ratios: [4]
Expenses (without waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) [5]	0.95%	1.00%	1.00%	1.00%	1.06%
Net investment income (without waiver)	0.59%	0.67%	0.90%	1.07%	0.75%
Net investment income (with waiver)	0.89%	0.92%	1.15%	1.32%	0.94%

Portfolio turnover rate (excluding short-term securities)	18.47%	27.91%	27.58%	24.17%	29.74%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2022	67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class S	Year Ended June 30,
	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$16.72	$11.38	$11.88	$12.26	$11.46

Operations:
Net investment income [1]	0.11	0.10	0.10	0.12	0.08
Net realized and unrealized gains (losses)	(2.62)	5.32	(0.49)	(0.25)	0.80

Total from operations	(2.51)	5.42	(0.39)	(0.13)	0.88
Redemption fee	— [2]	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.10)	(0.08)	(0.11)	(0.12)	(0.08)
From net realized gains	(1.27)	—	—	(0.13)	—

Total distributions	(1.37)	(0.08)	(0.11)	(0.25)	(0.08)

Net Asset Value
End of period	$12.84	$16.72	$11.38	$11.88	$12.26

Total investment return [3]	(16.48%)	47.73%	(3.30%)	(0.80%)	7.74%

Net assets at end of period (000’s omitted)	$4,323	$5,187	$3,720	$3,981	$3,882

Ratios: [4]
Expenses (without waiver) [5]	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses (with waiver) [5]	1.20%	1.25%	1.25%	1.25%	1.31%
Net investment income (without waiver)	0.42%	0.42%	0.64%	0.82%	0.51%
Net investment income (with waiver)	0.72%	0.67%	0.89%	1.07%	0.70%

Portfolio turnover rate (excluding short-term securities)	18.47%	27.91%	27.58%	24.17%	29.74%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

68	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Year Ended June 30,
	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$82.14	$56.81	$55.46	$57.18	$54.18

Operations:
Net investment loss [1]	(0.48)	(0.44)	(0.28)	(0.25)	(0.29)
Net realized and unrealized gains (losses)	(17.68)	28.28	3.38	2.88	7.01

Total from operations	(18.16)	27.84	3.10	2.63	6.72
Redemption fee [2]	—	—	—	—	—
Distributions to Shareholders:
From net realized gains	(11.57)	(2.51)	(1.75)	(4.35)	(3.72)

Net Asset Value
End of period	$52.41	$82.14	$56.81	$55.46	$57.18

Total investment return [3]	(25.57%)	49.65%	5.68%	6.45%	12.68%

Net assets at end of period (000’s omitted)	$98,444	$145,859	$100,613	$99,630	$100,038

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment loss	(0.67%)	(0.62%)	(0.53%)	(0.47%)	(0.51%)

Portfolio turnover rate (excluding short-term securities)	15.64%	30.54%	25.74%	26.34%	29.01%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2022	69

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Year Ended June 30,
	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$23.27	$17.38	$17.13	$16.75	$16.23

Operations:
Net investment income [1]	0.20	0.05	0.06	0.16	0.19
Net realized and unrealized gains (losses)	(5.63)	5.89	0.36	0.40	0.47

Total from operations	(5.43)	5.94	0.42	0.56	0.66
Redemption fee	—	—	— [2]	—	— [2]
Distributions to Shareholders:
From net investment income	(0.06)	(0.05)	(0.17)	(0.18)	(0.14)

Net Asset Value
End of period	$17.78	$23.27	$17.38	$17.13	$16.75

Total investment return [3]	(23.41%)	34.18%	2.43%	3.55%	4.06%

Net assets at end of period (000’s omitted)	$22,454	$31,345	$23,005	$23,463	$23,875

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%	1.50%	1.50%	1.50%
Expenses (with waiver)	1.20%[5]	—	—	—	—
Net investment income (without waiver)	0.59%	0.26%	0.35%	0.97%	1.11%
Net investment income (with waiver)	0.88%	—	—	—	—

Portfolio turnover rate (excluding short-term securities)	7.76%	12.61%	13.38%	27.38%	16.35%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

70	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Year Ended June 30,
	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$21.40	$16.28	$16.21	$17.25	$15.23

Operations:
Net investment income [1]	0.21	0.01	0.26	0.10	0.03
Net realized and unrealized gains (losses)	(5.76)	5.17	0.11	(0.90)	2.24

Total from operations	(5.55)	5.18	0.37	(0.80)	2.27
Redemption fee	—	—	— [2]	—	— [2]
Distributions to Shareholders:
From net investment income	(0.02)	(0.02)	(0.30)	(0.08)	—
From net realized gains	(0.37)	(0.04)	—	(0.16)	(0.25)

Total distributions	(0.39)	(0.06)	(0.30)	(0.24)	(0.25)

Net Asset Value
End of period	$15.46	$21.40	$16.28	$16.21	$17.25

Total investment return [3]	(26.19%)	31.79%	2.20%	(4.43%)	14.94%

Net assets at end of period (000’s omitted)	$9,400	$13,883	$10,260	$9,996	$11,027

Ratios: [4]
Expenses (without waiver) [5]	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses (with waiver) [5]	1.20%	1.40%	1.40%	1.40%	1.54%
Net investment income (without waiver)	0.35%	(0.55%)	1.05%	0.03%	(0.26%)
Net investment income (with waiver)	1.15%	0.05%	1.65%	0.63%	0.20%

Portfolio turnover rate (excluding short-term securities)	2.49%	7.52%	4.15%	10.28%	30.30%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 2.00% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2022	71

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2022

(1)	Organization

The Sit Mutual Funds covered by this report are Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Large Cap Growth Fund, Sit ESG Growth Fund, Sit Mid Cap Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, and Sit Developing Markets Growth Fund (each a “Fund” and collectively, the “Funds”). The Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit ESG Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, and Sit Developing Markets Growth Fund are series funds of Sit Mutual Funds, Inc. Each Fund has 10 billion authorized shares of capital stock with a par value of $0.001. This report covers the equity Funds of the Sit Mutual Funds.

The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth	Maximize long-term capital appreciation.
ESG Growth	Maximize long-term capital appreciation.
Mid Cap Growth	Maximize long-term capital appreciation.
Small Cap Dividend Growth	Provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2) Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and

72	SIT MUTUAL FUNDS ANNUAL REPORT

prepayment speeds as applicable. When market quotations are not readily available, or when Sit Investment Associates, Inc. (the “Adviser” or “SIA”) becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Funds’ Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on an accrual basis, including level-yield amortization of long-term bond premium and discount using the effective yield method.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of June 30, 2022 is included with the Funds’ schedules of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. Eastern Time). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statements of operations.

JUNE 30, 2022	73

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2022 (Continued)

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. In order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis. Also, the Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2022, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

At June 30, 2022, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced	$10,900,227	($2,423,778)	$8,476,449	$39,556,719
Dividend Growth	38,370,520	(8,778,888)	29,591,632	182,944,114
Global Dividend Growth	15,474,852	(1,589,045)	13,885,807	26,500,998
Large Cap Growth	77,003,721	(3,506,240)	73,497,481	63,008,123
ESG Growth	2,347,677	(450,805)	1,896,872	5,415,045
Mid Cap Growth	69,633,079	(12,348,825)	57,284,254	107,277,680
Small Cap Dividend Growth	4,535,456	(1,687,176)	2,848,280	15,673,202
Small Cap Growth	36,149,079	(5,602,295)	30,546,784	64,121,726
International Growth	6,059,844	(1,560,945)	4,498,899	17,849,576
Developing Markets Growth	2,871,428	(1,045,271)	1,826,157	7,553,902

Net investment income and net realized gains differ for financial statement and tax purposes because of corporate actions on shares held and/or losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2022 and 2021 was as follows:

74	SIT MUTUAL FUNDS ANNUAL REPORT

Year Ended June 30, 2022:
	Ordinary Income	Long Term Capital Gain	Total
Balanced	$682,176	$2,274,137	$2,956,313
Dividend Growth (Class I)	3,242,312	22,439,549	25,681,861
Dividend Growth (Class S)	349,898	2,818,447	3,168,345
Global Dividend Growth (Class I)	334,135	—	334,135
Global Dividend Growth (Class S)	22,870	—	22,870
Large Cap Growth	4,575	10,817,703	10,822,278
ESG Growth (Class I)	23,120	48,536	71,656
ESG Growth (Class S)	15,486	44,262	59,748
Mid Cap Growth	—	26,173,363	26,173,363
Small Cap Dividend Growth (Class I)	170,582	1,267,749	1,438,331
Small Cap Dividend Growth (Class S)	38,830	390,273	429,103
Small Cap Growth	1,227,477	18,447,720	19,675,197
International Growth	72,739	—	72,739
Developing Markets Growth	14,001	238,775	252,776

Year Ended June 30, 2021:
	Ordinary Income	Long Term Capital Gain	Total
Balanced	$503,459	$381,513	$884,972
Dividend Growth (Class I)	2,537,370	10,512,017	13,049,387
Dividend Growth (Class S)	332,660	1,610,976	1,943,636
Global Dividend Growth (Class I)	357,992	—	357,992
Global Dividend Growth (Class S)	28,011	—	28,011
Large Cap Growth	63,677	7,881,267	7,944,944
ESG Growth (Class I)	24,675	—	24,675
ESG Growth (Class S)	17,325	—	17,325
Mid Cap Growth	—	8,583,537	8,583,537
Small Cap Dividend Growth (Class I)	113,108	—	113,108
Small Cap Dividend Growth (Class S)	24,893	—	24,893
Small Cap Growth	—	4,398,753	4,398,753
International Growth	61,406	—	61,406
Developing Markets Growth	10,868	23,930	34,798

As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)
Balanced	$130,676	$1,580,798	$8,476,449
Dividend Growth	620,638	16,933,121	29,591,632
Global Dividend Growth	211,178	—	13,885,807
Large Cap Growth	—	4,469,489	73,497,481
ESG Growth	28,129	194,228	1,896,872
Mid Cap Growth	—	3,866,225	57,284,254
Small Cap Dividend Growth	68,015	282,849	2,848,280
Small Cap Growth	—	1,011,816	30,546,784
International Growth	256,203	—	4,498,899
Developing Markets Growth	125,010	46,143	1,826,157

JUNE 30, 2022	75

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2022 (Continued)

On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Distributable Earnings	Additional Paid-in Capital
Large Cap Growth	$239,503	($239,503)
Mid Cap Growth	1,267,546	(1,267,546)
Small Cap Growth	496,661	(496,661)

Net capital loss carryovers and late year losses, if any, as of June 30, 2022, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds’ are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of June 30, 2022, were as follows:

	Unlimited Period of Net Capital Loss Carryover		Late Year Losses Deferred
	Short-Term	Long-Term	Ordinary	Capital
Global Dividend Growth	$117,472	—	—	—
Large Cap Growth	—	—	$26,673	—
Mid Cap Growth	—	—	416,221	—
Small Cap Growth	—	—	375,534	—
International Growth	93,954	—	—	—

For the year ended June 30, 2022, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
Global Dividend Growth	$805,761	—
International Growth	695,062	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, Large Cap Growth and ESG Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

76	SIT MUTUAL FUNDS ANNUAL REPORT

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended June 30, 2022, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
Balanced	$8,904,338	$16,519,261	$10,309,721	$25,731,555
Dividend Growth	—	140,185,594	—	147,783,520
Global Dividend Growth	—	2,512,080	—	2,107,142
Large Cap Growth	—	18,616,230	—	26,865,532
ESG Growth	—	805,395	—	915,700
Mid Cap Growth	—	27,972,807	—	37,792,727
Small Cap Dividend Growth	—	4,352,717	—	3,961,751
Small Cap Growth	—	20,178,837	—	38,064,243
International Growth	—	2,227,714	—	3,518,414
Developing Markets Growth	—	287,699	—	1,059,528

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with SIA, under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Management Fees	Net of Adviser’s Voluntary Fee Waiver
Balanced	1.00%	0.80%
Dividend Growth Fund Class I and Class S	1.00%	0.70%
Global Dividend Growth Fund Class I and Class S	1.25%	1.00%
Large Cap Growth	1.00%	N/A
ESG Growth Fund Class I and Class S	1.25%	1.00%
Mid Cap Growth	1.25%	N/A
Small Cap Dividend Growth Fund Class I and Class S	1.25%	0.90%
Small Cap Growth	1.50%	N/A
International Growth	1.50%	0.85%
Developing Markets Growth	2.00%	0.95%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

JUNE 30, 2022	77

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2022 (Continued)

In addition to the annual management fees, the Class S shares of the Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of such shares.

Effective January 1, 2022, the Adviser has agreed to voluntarily limit the management fee of the Balanced Fund to 0.80%, the Small Cap Dividend Growth Fund to 0.90% (prior to January 1, 2022, the limitation was 1.00%), the International Growth Fund to 0.85% and the Developing Markets Growth Fund to 0.95% (prior to January 1, 2022, the limitation was 1.40%) for the period through June 30, 2023 of the Fund’s daily average net assets, respectively.

Effective October 1, 2017, the Adviser has agreed to limit the management fee of the Dividend Growth Fund to 0.70%, the Global Dividend Growth Fund to 1.00% and the ESG Growth Fund to 1.00% for the period through June 30, 2023 of the Fund’s daily average net assets, respectively.

Transactions with affiliates

The Adviser, affiliates of the Adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2022:

	Shares	% Shares Outstanding
Balanced	392,924	21.9
Dividend Growth	1,773,271	11.9
Global Dividend Growth	507,046	24.8
Large Cap Growth	818,978	29.0
ESG Growth	455,978	92.3
Mid Cap Growth	4,913,068	50.7
Small Cap Dividend Growth	709,492	49.2
Small Cap Growth	1,141,376	60.8
International Growth	725,737	57.5
Developing Markets Growth	284,887	46.9

(5) Credit Facility

Effective November 30, 2021, the Funds, together with the 4 bond Sit Mutual Funds managed by SIA, are borrowers in a $20 million credit facility (Credit Facility) maturing November 29, 2022. The Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Under the terms of the Credit Facility, each Fund shall pay interest charged on any borrowings made by the Fund. During the year ended June 30, 2022, the Funds did not use the Credit Facility.

(6) Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the year ended June 30, 2022, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$185	$—
Mid Cap Growth	1,167	—
Small Cap Dividend Growth	37	11
Small Cap Growth	141	—

78	SIT MUTUAL FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Sit Mutual Funds, Inc.

Sit Large Cap Growth Fund

Sit Mid Cap Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit ESG Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund (each a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, and Sit Mid Cap Growth Fund (collectively, the Funds), including the schedules of investments, as of June 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2022, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the auditor of one or more Sit Mutual Funds investment companies since 1982.

Minneapolis, Minnesota

August 18, 2022

JUNE 30, 2022	79

EXPENSE EXAMPLE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2022 to June 30, 2022.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period* (1/1/22- 6/30/22)

Balanced Fund
Actual	$1,000	$796.00	$3.56
Hypothetical	$1,000	$1,020.83	$4.01

Dividend Growth Fund
Actual
Class I	$1,000	$829.40	$3.18
Class S	$1,000	$828.50	$4.31
Hypothetical
Class I	$1,000	$1,021.32	$3.51
Class S	$1,000	$1,020.08	$4.76

Global Dividend Growth Fund
Actual
Class I	$1,000	$800.60	$4.46
Class S	$1,000	$799.10	$5.58
Hypothetical
Class I	$1,000	$1,019.84	$5.01
Class S	$1,000	$1,018.60	$6.26

Large Cap Growth Fund
Actual	$1,000	$725.40	$4.28
Hypothetical	$1,000	$1,019.84	$5.01

ESG Growth Fund
Actual
Class I	$1,000	$769.30	$4.39
Class S	$1,000	$767.70	$5.48
Hypothetical
Class I	$1,000	$1,019.84	$5.01
Class S	$1,000	$1,018.60	$6.26

Mid Cap Growth Fund
Actual	$1,000	$704.00	$5.28
Hypothetical	$1,000	$1,018.60	$6.26

Small Cap Dividend Growth Fund
Actual
Class I	$1,000	$780.90	$3.97
Class S	$1,000	$779.80	$5.07
Hypothetical
Class I	$1,000	$1,020.33	$4.51
Class S	$1,000	$1,019.09	$5.76

80	SIT MUTUAL FUNDS ANNUAL REPORT

	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period* (1/1/22- 6/30/22)

Small Cap Growth Fund
Actual	$1,000	$719.80	$6.40
Hypothetical	$1,000	$1,017.36	$7.50

International Growth Fund
Actual	$1,000	$751.50	$3.69
Hypothetical	$1,000	$1,020.58	$4.26

Developing Markets Growth Fund
Actual	$1,000	$832.10	$4.32
Hypothetical	$1,000	$1,020.08	$4.76

*

Expenses are equal to the Fund’s annualized expense ratio of 0.70% for the Dividend Growth, Class I Fund; 0.95% for the Dividend Growth, Class S, and Developing Markets Growth Funds; 0.80%, for Balanced, 1.00% for the Global Dividend Growth, Class I, Large Cap Growth, Class I, and ESG Growth, Class I Funds; 0.90% for the Small Cap Dividend Growth, Class I Fund; 1.25% for Global Dividend Growth, Class S, ESG Growth, Class S, and Mid Cap Growth Funds, 1.15% for Small Cap Dividend Growth, Class S Fund; 1.50% for Small Cap Growth Fund, and 0.85% for International Growth Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

JUNE 30, 2022	81

FEDERAL TAX INFORMATION (Unaudited)

Sit Equity Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the Dividends Received Deductions for the period of July 1, 2021 to June 30, 2022 is as follows:

Fund	Percentage
Balanced	64.6%
Dividend Growth	100.0
Global Dividend Growth	100.0
Large Cap Growth	100.0
ESG Growth	100.0
Mid Cap Growth	0.0
Small Cap Dividend Growth	100.0
Small Cap Growth	79.0
International Growth	28.1
Developing Markets Growth	50.0

For the year ended June 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided by the American Taxpayer Relief Act of 2012. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the lower dividend income tax rates.

Fund	Percentage
Balanced	73.4%
Dividend Growth	100.0
Global Dividend Growth	100.0
Large Cap Growth	100.0
ESG Growth	100.0
Mid Cap Growth	0.0
Small Cap Dividend Growth	100.0
Small Cap Growth	85.7
International Growth	100.0
Developing Markets Growth	100.0

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended June 30, 2022. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Balanced	$2,381,763
Dividend Growth	25,257,996
Global Dividend Growth	—
Large Cap Growth	10,817,703
ESG Growth	283,305
Mid Cap Growth	26,173,363
Small Cap Dividend Growth	1,658,022
Small Cap Growth	18,447,720
International Growth	—

82	SIT MUTUAL FUNDS ANNUAL REPORT

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The stock Funds described in this Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit ESG Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, and Sit Small Cap Dividend Growth Fund (the “Funds” or individually, a “Fund”). The bond funds within the Sit Mutual Fund family are described in a separate Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit ESG Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund and Sit Small Cap Dividend Growth Fund each have a Board of Directors (together, the “Boards”) and officers. Pursuant to Minnesota law, the Boards are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The stock Funds’ SAI has additional information about the Funds’ directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)

INTERESTED DIRECTOR:
Roger J. Sit (2) Age: 60 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors II, LLC (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	14	The Huntington Nation- al Bank.

INDEPENDENT DIRECTORS:
Edward M. Giles Age: 86 Director	Director since 2012 or the Fund’s inception, if later.	Senior Vice President of Peter B. Cannell & Co., July 2011 to present.	14	None.
Sidney L. Jones Age: 88	Director from 1988 to 1989 and since 1993 or the Fund’s inception, if later.	Lecturer, Washington Campus Consortium of 17 Universities.	14	None.
Bruce C. Lueck Age: 81 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	14	None.
Donald W. Phillips Age: 74 Director	Director of the International Fund since1993, and since 1990 or the Fund’s inception, if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., July 2005 to present.	14	None.
Barry N. Winslow Age: 74 Director	Director since 2010 or the Fund’s inception, if later.	Board member, TCF Financial Corporation, July 2014 to July 2019.	14	None.

JUNE 30, 2022	83

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited) (Continued)

Name, Age and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)

OFFICERS:
Mark H. Book Age: 59 Vice President – Investments of Balanced Fund only.	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 53 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Bryce Doty Age: 55 Vice President - Investments of Balanced Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Kent L. Johnson Age: 56 Vice President - Investments	Officer since 2003; Re-Elected by the Boards annually.	Senior Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Paul E. Rasmussen Age: 61 Vice President, Treasurer, Secretary, & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 56 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Robert W. Sit Age: 53 Vice President - Investments	Officer since 1997; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Ronald D. Sit Age: 62 Vice President - Investments	Officer since 1985; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

[1]

Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.

[2]

Director who is deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer of Sit Investment Associates, Inc., the Funds’ investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

84	SIT MUTUAL FUNDS ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that Sit Investment uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sitfunds.com, without charge by calling 800-332-5580 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Funds’ proxy voting record is available without charge by calling 800-332-5580 and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June.

QUARTERLY SCHEDULES OF INVESTMENTS

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of investments, as filed on Form N-PORT, is also available on its website at www.sitfunds.com, or without charge by calling 800-332-5580.

JUNE 30, 2022	85

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86	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2022	87

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88	SIT MUTUAL FUNDS ANNUAL REPORT

Annual Report
June 30, 2022

INVESTMENT ADVISER
Sit Investment Associates, Inc.
80 S. Eighth Street
Suite 3300
Minneapolis, MN 55402

CUSTODIAN
The Bank Of New York Mellon
111 Sanders Creek Parkway
Syracuse, NY 13057

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

GENERAL COUNSEL
Faegre Drinker Biddle & Reath LLP
Minneapolis, MN

Sit Mutual Funds
1-800-332-5580
www.sitfunds.com

SIT STOCK 6-2022

Item 2:    Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:    Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4:    Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2022	$28,100	0	$6,500	0
Fiscal year ended June 30, 2021	$25,900	0	$6,075	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:    Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:    Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:    Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:    Controls and Procedures.

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13:    Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2)(certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Large Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 22, 2022

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date August 22, 2022